                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

      THIS AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "AGREEMENT") is entered into as of February 26, 1999 by and between ADAMS GOLF DIRECT RESPONSE, LTD., a Texas limited partnership, and ADAMS GOLF, LTD., a Texas limited partnership (each a "BORROWER" and collectively, "BORROWERS"), and NATIONSBANK, N.A., a national banking association, successor in interest by merger to NationsBank of Texas, N.A., a national banking association ("LENDER").

                              W I T N E S S E T H:

      1. Borrowers and Lender entered into that certain Revolving Credit Agreement dated as of February 27, 1998 (as modified, amended, renewed, extended, and restated from time to time, the "ORIGINAL LOAN AGREEMENT"), pursuant to which Lender provided to Borrowers a revolving credit facility upon the terms and subject to the conditions set forth in the Original Loan Agreement.

      2. Borrowers and Lender desire and have agreed, subject to the terms and conditions set forth herein, to amend and restate the Original Loan Agreement in its entirety as and pursuant to this Agreement.

      NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                               DEFINITION OF TERMS

      1.1 DEFINITIONS. As used in this Agreement, all exhibits and schedules hereto and in any note, certificate, report, or other Loan Documents made or delivered pursuant to this Agreement, the following terms have the respective meanings assigned to them in this SECTION 1 or in the SECTION or recital referred to below:

      "ADJUSTED EURODOLLAR RATE" means, with respect to any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16th of 1%) equal to the quotient of (a) the Eurodollar Rate with respect to such Interest Period, DIVIDED BY (b) the remainder of 1.00 MINUS the Eurodollar Reserve Requirement in effect on such date.

      "ADVANCE" means (a) the disbursement by Lender of a sum or sums lent to any Borrower pursuant to this Agreement, (b) the conversion of a Borrowing from one type of Borrowing to another type of Borrowing pursuant to SECTION 2.14, and (c) the continuation of a Eurodollar Borrowing to a new Interest Period pursuant to SECTION 2.14.

      "ADVANCE DATE" has the meaning set forth in SECTION 2.2(a).

      "AFFILIATE" of any Person means any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person.

      "AFTER-ACQUIRED SUBSIDIARY" has the meaning set forth in SECTION 6.13.

AMENDED AND RESTATED                     REVOLVING CREDIT AGREEMENT D-0601350.3

      "AGI" means Adams Golf, Inc., a Delaware corporation.

      "AGREEMENT" means this Revolving Credit Agreement, including the SCHEDULES and EXHIBITS hereto, as the same may be renewed, extended, amended, or modified from time-to-time.

      "APPLICABLE MARGIN" means, at the time of determination thereof, the interest margin over the Base Rate or the Adjusted Eurodollar Rate, as the case may be, as follows:

      ----------------------------------------------------------------------
           APPLICABLE MARGIN                 APPLICABLE MARGIN EURODOLLAR
         BASE RATE BORROWINGS                         BORROWINGS
      ----------------------------------------------------------------------
                - 0.50%                                 1.00%
      ----------------------------------------------------------------------

      "BASE RATE" means the variable rate of interest established from time-to-time by Lender as its general reference rate of interest (which rate of interest may not be the lowest rate charged by Lender on similar loans). Each change in the Base Rate shall become effective without prior notice to Borrowers automatically as of the opening of business on the date of such change in the Base Rate.

      "BASE RATE BORROWING" means any portion of the Principal Debt with respect to which the interest rate is calculated by reference to the Base Rate.

      "BORROWING" means a Eurodollar Borrowing or a Base Rate Borrowing.

      "BUSINESS DAY" means (a) for all purposes, any day OTHER THAN a Saturday, Sunday, or day on which national banks are authorized to be closed under the laws of the State of Texas, and (b) for purposes of any Eurodollar Borrowing, a day that satisfies the requirements of CLAUSE (A) and is a day when commercial banks are open for domestic or international business in London.

      "CAPITAL LEASE" means, for any Person, any capital lease or sublease that has been (or under GAAP should be) capitalized on a balance sheet of such Person.

      "CASH INTEREST EXPENSE" means (without duplication), for the Companies for any period, total interest expense in respect of Indebtedness actually paid or that is payable during such period, including, without limitation, all commissions, discounts, and other fees and charges with respect to letters of credit, but excluding interest expense not payable in cash, all as determined in accordance with GAAP.

      "CHANGE IN CONTROL" means (a) AGI shall cease to own, directly or indirectly, one hundred percent (100%) of all of the issued and outstanding capital Stock of each other material Company, or (b) any Person or group of related Persons (other than B. H. Adams or Royal Holding Company, Inc. or their respective Affiliates) shall have acquired beneficial ownership of more than thirty-five percent (35%) of the outstanding Stock of AGI, or (c) at any time during any period of twelve (12) consecutive calendar months commencing on or after the date of this Agreement, a majority of the Board of Directors of AGI shall no longer be comprised of individuals (i) who were members of such Board of Directors on the first (1st) day of such period, (ii) whose election or nomination to such Board of Directors was approved by individuals referred to in CLAUSE (I) above constituting at the time of such election or nomination at least a majority of such Board of Directors, or (iii) whose election or nomination to such

AMENDED AND RESTATED                     REVOLVING CREDIT AGREEMENT D-0601350.3

Board of Directors was approved by individuals referred to in CLAUSES (I) and
(II) above constituting at the time of such election or nomination at least a majority of such Board of Directors.

      "CODE" means the INTERNAL REVENUE CODE OF 1986, as amended, and all regulations promulgated and rulings issued thereunder.

      "COMMITMENT USAGE" means, as of any date, THE SUM OF (a) the Principal Debt PLUS (b) the LC Exposure.

      "COMPANIES" means Borrowers and Guarantors, and "COMPANY" means any one of the Companies.

      "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT A, executed by an authorized officer of each Borrower, stating that a review of the activities of the Companies during the subject period has been made under such Person's supervision and that the Companies have performed each and every obligation and covenant contained herein and the other Loan Documents and are not in default under any of the same or, if any such default shall have occurred, then specifying the nature and status thereof, and setting forth a computation in reasonable detail as of the end of the period covered by such statements, of compliance with SECTIONS 7.14 and 7.15.

      "CONSOLIDATED ADJUSTED NET INCOME" means, for the Companies for any period, consolidated net earnings (after income taxes) determined in accordance with GAAP, but excluding (a) extraordinary gains, (b) gains due to sales or write-up of assets, (c) earnings of any Person newly acquired, if earned prior to acquisition, or (d) gains due to acquisitions of any Stock of any Company.

      "CONSTITUENT DOCUMENTS" means, with respect to any Person, its articles or certificate of incorporation, bylaws, partnership agreements, organizational documents, limited liability company agreements, trust agreement, or such other document as may govern such Person's formation, organization, and management.

      "CONTRACT RATE" means (a) with respect to a Base Rate Borrowing, the Base Rate PLUS the Applicable Margin, and (b) with respect to a Eurodollar Borrowing, the Adjusted Eurodollar Rate PLUS the Applicable Margin.

      "DEBTOR LAWS" means all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, or similar laws from time-to-time in effect affecting the rights of creditors generally.

      "DIVIDENDS" means, with respect to any Stock issued by any Person, (a) the retirement, redemption, purchase, or other acquisition for value of such Stock by such Person, (b) the declaration or payment of any dividend or distribution on or with respect to such Stock by such Person, and (c) any other payment by such Person with respect to such Stock.

      "EBITDA" means, for the Companies for any period, THE SUM OF (a) Consolidated Adjusted Net Income, PLUS (b) depreciation and amortization expense, PLUS (c) Cash Interest Expense, PLUS (d) federal,

AMENDED AND RESTATED                     REVOLVING CREDIT AGREEMENT D-0601350.3
state, local, and foreign income taxes deducted from Consolidated Adjusted
Net Income in accordance with GAAP.

      "ENVIRONMENTAL LAWS" means any Legal Requirements pertaining to air, emissions, water discharge, noise emissions, solid or liquid waste disposal, hazardous waste or materials, industrial hygiene, or other environmental, health, or safety matters or conditions on, under or about real property or any portion thereof, and similar laws of any Governmental Authority having jurisdiction over real property as such Legal Requirements may be amended or supplemented from time-to-time, and regulations promulgated and rulings issued pursuant to such laws.

      "ERISA" means the EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, as amended, and the regulations and published interpretations thereunder.

      "ERISA AFFILIATE" means any Subsidiary or trade or business (whether or not incorporated) which is a member of a group of which any Company is a member and which is under common control with any Company within the meaning of SECTION 414 of the Code.

      "EURODOLLAR BORROWING" means any portion of the Principal Debt with respect to which the interest rate is calculated by reference to the Adjusted Eurodollar Rate for a particular Interest Period.

      "EURODOLLAR RATE" means, for any Eurodollar Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the rate appearing on the Dow Jones Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two
(2) Business Days prior to the first (1st) day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, then such rate shall be the rate appearing on the Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first (1st) day of the such Interest Period for a term comparable to such Interest Period; PROVIDED, HOWEVER, if more than one rate is specified on the Reuters Screen LIBO Page, then the applicable rate shall be the arithmetic mean of all such rates. If neither of such rates are available, then such rate shall be determined on the basis of the rates at which deposits in United States dollars are offered by Lender at approximately 11:00 a.m. (London time) on the day that is two (2) Business Days preceding the first
(1st) day of the relevant Interest Period to prime banks in the London interbank market and for a period equal to such Interest Period commencing on the first (1st) day of such Interest Period.

      "EURODOLLAR RESERVE REQUIREMENT" means, on any day, that percentage (expressed as a decimal fraction) that is in effect on such day, as provided by the Board of Governors of the Federal Reserve System (or any successor governmental body) applied for determining the maximum reserve requirements (including, without limitation, basic, supplemental, marginal and emergency reserves) under REGULATION D with respect to "EUROCURRENCY LIABILITIES" as currently defined in REGULATION D, or under any similar or successor regulation with respect to Eurocurrency liabilities or Eurocurrency funding. Each determination by Lender of the Eurodollar Reserve Requirement shall, in the absence of manifest error, be conclusive and binding.

      "EVENT OF DEFAULT" has the meaning set forth in SECTION 8.1.

AMENDED AND RESTATED                     REVOLVING CREDIT AGREEMENT D-0601350.3

      "FIXED CHARGES" means, for the Companies, for any period, the sum of
(a) Cash Interest Expense, (b) operating lease expenses, and (c) rent expenses.

      "FUNDING LOSS" has the meaning set forth in SECTION 2.16(e).

      "GAAP" means those generally accepted accounting principles and practices, applied on a consistent basis, which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board and the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question.

      "GOVERNMENTAL AUTHORITY" means, with respect to any Person, any government (or any political subdivision or jurisdiction thereof), court, bureau, agency, or other governmental authority having jurisdiction over such Person or any of its business, operations, or properties.

      "GOVERNMENTAL AUTHORIZATION" means any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Legal Requirement.

      "GUARANTORS" means AGI, Adams Golf Holding Corp., a Delaware corporation, Adams Golf GP Corp., a Delaware corporation, Adams Golf Management Corp., a Delaware corporation, Adams Golf IP, L.P., a Delaware limited partnership, and each other After-Acquired Subsidiary of AGI.

      "GUARANTY" of any Person means any contract or understanding of such Person pursuant to which such Person guarantees, or in effect guarantees, any Indebtedness of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including agreements to assure the holder of the Indebtedness of the Primary Obligor against loss in respect thereof; PROVIDED THAT "GUARANTY" shall not include endorsements, in the ordinary course of business, of negotiable instruments or documents for deposit or collection.

      "HAZARDOUS MATERIAL" means any hazardous, toxic, or dangerous waste, substance, or material defined as such in or for the purpose of any Environmental Law.

      "INDEBTEDNESS" means, for any Person, all Liabilities of such Person, excluding accounts payable, deferred taxes, deferred liabilities, and accrued expenses in each case incurred in the ordinary course of business and the payment of which is not past-due (unless payment is being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are maintained in accordance with GAAP).

      "INTANGIBLE RIGHTS" means, for any Person, any permits, franchises, licenses, patents, trademarks, trade names, intellectual property rights, technology, know-how, and processes of such Person.

      "INTEREST PERIOD" means, with respect to a Eurodollar Borrowing, a period commencing:

      (a)         on the Advance Date thereof; or


AMENDED AND RESTATED                     REVOLVING CREDIT AGREEMENT D-0601350.3

      (b) on the conversion date pertaining to such Eurodollar Borrowing, if such Eurodollar Borrowing is made pursuant to a conversion as described in
SECTION 2.13; or

      (c) on the last day of the preceding Interest Period in the case of a rollover to a successive Interest Period;

and ending one (1) month or three (3) or six (6) months thereafter, as Borrowers shall elect in accordance with SECTION 2.13 or SECTION 2.14, PROVIDED THAT:

      (i) any Interest Period that would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day, UNLESS such Business Day falls in another calendar month in which case such Interest Period shall end on the next preceding Business Day;

      (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month or at the end of such Interest Period) shall, subject to CLAUSE (I) above, end on the last Business Day of a calendar month; and

      (iii) if the Interest Period for any Eurodollar Borrowing would otherwise end after the final maturity date of the Note, then such Interest Period shall end on the final maturity date of the Note.

      "INVESTMENT" in any Person means any investment, whether by means of Stock purchase, loan, advance, extension of credit, capital contribution, or otherwise, in or to such Person, the Guaranty of any Indebtedness of such Person, or the subordination of any claim against such Person to other Indebtedness of such Person.

      "LC" means a documentary or standby letter of credit issued for the account of Borrowers by Lender under this Agreement and under an LC Agreement.

      "LC AGREEMENT" means a letter of credit application and agreement (in form and substance satisfactory to Lender) executed by Borrowers and submitted to Lender for an LC for the account of Borrowers.

      "LC EXPOSURE" means, without duplication, the SUM of (a) the total face amount of all undrawn and uncancelled LCs PLUS (b) the total unpaid reimbursement obligations of Borrowers under drawings under any LC.

      "LC REQUEST" means a request substantially in the form of EXHIBIT B executed by a responsible officer of each Borrower.

      "LC SUB-FACILITY" means a sub-facility of the Revolving Credit Commitment for the issuance of LCs, as described in SECTION 2.3, under which the LC Exposure (a) may never collectively exceed $5,000,000, and (b) TOGETHER WITH the Principal Debt may never exceed the Revolving Credit Commitment.


AMENDED AND RESTATED                     REVOLVING CREDIT AGREEMENT D-0601350.3

      "LEGAL REQUIREMENT" means any federal, state, local, municipal, foreign, international, multi-national, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty as in effect on the date in question.

      "LIABILITIES" means (without duplication), with respect to any Person, all indebtedness, obligations, and liabilities of such Person, including without limitation (a) all "LIABILITIES" which would be reflected on a balance sheet of such Person, (b) all obligations of such Person in respect of any Guaranty, letter of credit, or bankers' acceptance, (c) all obligations of such Person in respect of any Capital Lease, (d) all obligations, indebtedness, and liabilities secured by any lien or any security interest on any property or assets of such Person, and (e) any obligation to redeem or repurchase any of such Person's Stock.

      "LIEN" means any lien, mortgage, security interest, tax lien, pledge, encumbrance, conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of Indebtedness, whether arising by agreement or under any statute or law, or otherwise.

      "LOAN DOCUMENTS" means this Agreement, the Note, and any agreements, documents (and with respect to this Agreement, and such other agreements and documents, any renewals, extensions, amendments, or supplements thereto), or certificates at any time executed or delivered pursuant to the terms of this Agreement.

      "MATERIAL ADVERSE EFFECT" means any material adverse changes in, or effect upon, (a) the validity, performance or enforceability of any Loan Documents, (b) the financial condition or business operations of any Company, or (c) the ability of any Company to fulfill its obligations under the Loan Documents.

      "MAXIMUM RATE" means the highest non-usurious rate of interest (if any) permitted from day to day by applicable law. Lender hereby notifies and discloses to Borrowers that, for purposes of Tex. Rev. Civ. Stat. Ann. art. 5069-1D.001 (codified in the TEXAS FINANCE CODE Section 303.001), as it may from time to time be amended, the "APPLICABLE CEILING" shall be the "WEEKLY CEILING" from time to time in effect as limited by article 5069-1D.009 (codified in the TEXAS FINANCE CODE Section 303.305); PROVIDED, HOWEVER, that to the extent permitted by applicable law, Lender reserves the right to change the "APPLICABLE CEILING" from time to time by further notice and disclosure to Borrowers.

      "MULTI-EMPLOYER PLAN" means a multi-employer plan as defined in SECTIONS 3(37) or 4001(A)(3) of ERISA or SECTION 414 of the Code to which any Company or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

      "NOTE" means the Amended and Restated Promissory Note executed by Borrowers and delivered pursuant to the terms of this Agreement, together with any renewals, extensions, modifications, or restatements thereof.

      "NOTICE OF BORROWING" means a notice in the form of EXHIBIT C attached hereto.

      "OBLIGATION" means all present and future Indebtedness, obligations, and Liabilities and all

AMENDED AND RESTATED                     REVOLVING CREDIT AGREEMENT D-0601350.3
renewals and extensions thereof, or any part thereof, now or hereafter owed to Lender by Borrowers, whether arising pursuant to any of the Loan
Documents, or otherwise, and all modifications, amendments, renewals, extensions, and restatements thereof, together with all interest accruing thereon and costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof.

      "OTHER TAXES" has the meaning set forth in SECTION 2.17.

      "PBGC" means the Pension Benefit Guaranty Corporation, and any successor to all or any of the Pension Benefit Guaranty Corporation's functions under ERISA.

      "PERSON" shall include an individual, corporation, joint venture, general or limited partnership, limited liability company, trust, unincorporated organization, or government, or any agency or political subdivision thereof.

      "PERMITTED LIENS" means (a) Liens in favor of Lender to secure the Obligation, (b) pledges or deposits made to secure payment of worker's compensation (or to participate in any fund in connection with worker's compensation), unemployment insurance, pensions, or social security programs,
(c) Liens imposed by mandatory provisions of law such as for materialmen's, mechanic's, warehousemen's, and other like Liens arising in the ordinary course of a Company's business, securing Indebtedness whose payment is not yet due, (d) Liens for taxes imposed upon a Person or upon such Person's income, profits, or property, if the same are not yet due and payable or if the same are being contested in good faith and for which adequate reserves are maintained in accordance with GAAP, (e) good faith deposits in connection with leases, real estate bids or contracts (OTHER THAN contracts involving the borrowing of money), pledges or deposits to secure (or in lieu of) surety, stay, appeal, or customs bonds and deposits to secure the payment of taxes, assessments, customs, duties, or other similar charges, (f) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, PROVIDED THAT such encumbrances do not impair the use of such property for the uses intended, and none of which is violated by existing or proposed structures or land use, and (g) Liens described on EXHIBIT F, and Liens resulting from the refinancing of the related Indebtedness secured thereby, PROVIDED THAT the Indebtedness secured thereby shall not be increased and the Liens shall not cover additional assets of any Company.

      "PLAN" means an employee benefit plan or other plan maintained by any Company or any ERISA Affiliate and which is covered by TITLE IV of ERISA or subject to the minimum funding standards under SECTION 412 of the Code, as amended.

      "PLANO FACILITY" means the Companies new facility located at 2801 East Plano Parkway, Plano, Texas.

      "POTENTIAL DEFAULT" means the occurrence of any event which with passage of time or giving of notice or both would become an Event of Default.

      "PRINCIPAL DEBT" means, as of any date, the sum of the outstanding principal balance of all outstanding Borrowings hereunder as of such date.

      "REPORTABLE EVENT" has the meaning assigned to that term in TITLE IV of ERISA, but shall not

AMENDED AND RESTATED                     REVOLVING CREDIT AGREEMENT D-0601350.3
include an event with respect to which the PBGC has waived the reporting requirement by regulation.

      "REPRESENTATIVES" means representatives, officers, directors, employees, attorneys, and agents.

      "REVOLVING CREDIT COMMITMENT" means $10,000,000.00, as the same may be decreased by Borrowers pursuant to SECTION 2.1 or terminated by Lender pursuant to SECTION 8.2.

      "SOLVENT" means, as to a Person, that (a) the aggregate fair market value of its assets exceeds its Liabilities, (b) such Person is able to pay and is paying its Liabilities as they mature, and (c) it does not have unreasonably small capital to conduct its businesses.

      "STOCK" means all shares, options, warrants, general or limited partnership interests, membership interests, or other ownership interests (regardless of how designated) of or in a corporation, partnership, limited liability company, trust, or other entity, whether voting or nonvoting, including common stock, preferred stock, or any other "EQUITY SECURITY" (as such term is defined in RULE 3A11-1 of the GENERAL RULES AND REGULATIONS promulgated by the Securities and Exchange Commission under the SECURITIES EXCHANGE ACT OF 1934, as amended).

      "SUBSIDIARY" means any corporation of which more than fifty percent (50%) (in number of votes) of the issued and outstanding Stock having ordinary voting power for the election of at least a majority of the directors is owned or controlled, directly or indirectly, by AGI, any Subsidiary of AGI, or any combination thereof.

      "TAXES" has the meaning set forth in SECTION 2.17.

      "TEMPORARY CASH INVESTMENT" means any Investment (a) in direct obligations of the United States of America or any agency thereof, or obligations fully guaranteed by the United States of America or any agency thereof, PROVIDED THAT such obligations mature within one (1) year of the date of acquisition thereof, (b) commercial paper rated in the highest grade by two (2) or more national credit rating agencies and maturing not more than 180 days from the date of creation thereof, and (c) time deposits with, and certificates of deposit and bankers' acceptances issued by, Lender or any United States bank having capital surplus and undivided profits aggregating at least $1,000,000,000.00.

      "TERMINATION DATE" means the earlier of (a) May 31, 2000, (b) the date Lender's commitment to fund Advances hereunder is terminated pursuant to
SECTION 8.2, or (c) the date that Lender's commitment to fund Advances hereunder is reduced to zero pursuant to SECTION 2.1.

      "UNUSED COMMITMENT" means, as of any date, (a) the Revolving Credit Commitment, MINUS (b) the Commitment Usage.

      1.2 ACCOUNTING TERMS. As used in this Agreement, and in any certificate, report, or other document made or delivered pursuant to this Agreement, accounting terms not defined in SECTION 1.1, and accounting terms partly defined in SECTION 1.1 to the extent not defined, have, as of any date, the respective meanings given to them under GAAP and all references to balance sheets or other financial statements means such statements, prepared in accordance with GAAP as of such date.

AMENDED AND RESTATED                     REVOLVING CREDIT AGREEMENT D-0601350.3

      1.3 RULES OF CONSTRUCTION. When used in this Agreement: (a) "OR" is not exclusive; (b) a reference to a law includes any amendment or modification to such law; (c) a reference to a Person includes its permitted successors and permitted assigns; (d) except as provided otherwise, all references to the singular shall include the plural and VICE VERSA; (e) except as provided in this Agreement, a reference to an agreement, instrument, or document shall include such agreement, instrument, or document as the same may be amended, modified, renewed, extended, restated, or supplemented from time to time in accordance with its terms and as permitted by the Loan Documents; (f) all references to SECTIONS, SCHEDULES, or EXHIBITS shall be to Sections, Schedules, or Exhibits of this Agreement, unless otherwise indicated; (g) all EXHIBITS to this Agreement shall be incorporated into this Agreement; (h) the words "INCLUDE," "INCLUDES," and "INCLUDING" shall be deemed to be followed by the phrase "WITHOUT LIMITATION;" and (i) except as otherwise provided herein, in the computation of time from a specified date to a later specified date, the word "FROM" means "FROM AND INCLUDING" and words "TO" and "UNTIL" each mean "to but excluding."

      1.4 JOINT AND SEVERAL.

      (a) All representations contained herein shall be deemed individually made by each Borrower, and each of the covenants, agreements, and obligations set forth herein shall be deemed to be the joint and several covenants, agreements, and obligations of each Borrower. Any notice, request, consent, report, or other information or agreement delivered to Lender by any Borrower shall be deemed to be ratified by, consented to, and also delivered by each other Borrower. Each Borrower recognizes and agrees that each covenant and agreement of a "BORROWER" and "BORROWERS" in this Agreement and in any other Loan Document shall create a joint and several obligation of such entities, which may be enforced against such entities jointly or against each entity separately.

      (b) Each Borrower hereby irrevocably and unconditionally agrees: (i) that it is jointly and severally liable to Lender for the full and prompt payment of the Obligation and the performance by each other Borrower of its obligations hereunder in accordance with the terms hereof; (ii) to fully and promptly perform all of its obligations hereunder with respect to the Obligation; and (iii) as a primary obligation to indemnify Lender on demand for and against any loss incurred by Lender as a result of any of the obligations of any one or more of Borrowers being or becoming void, voidable, unenforceable, or ineffective for any reason whatsoever, whether or not known to Lender or any Person, the amount of such loss being the amount which Lender would otherwise have been entitled to recover from any one or more Borrowers.

                                    SECTION 2

                            THE REVOLVING CREDIT LOAN

      2.1 THE REVOLVING CREDIT COMMITMENT. Subject to the terms and conditions of this Agreement, Lender agrees to extend to Borrowers, from the date hereof through the Termination Date, a revolving line of credit which shall not exceed at any one time outstanding the then-current Revolving Credit Commitment. Within the limits of this SECTION 2.1, during such period, Borrowers may borrow, repay, and reborrow the Unused Commitment in accordance with this Agreement. Borrowers shall have

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

the right, upon three (3) Business Days' prior written notice to Lender, to permanently reduce the unutilized portion of the Revolving Credit Commitment; PROVIDED THAT if any such reduction does not reduce the Revolving Credit Commitment to $0.00, then any partial reduction shall be in the minimum amount of $1,000,000.00 or a greater integral multiple of $500,000.00.

      2.2   MANNER OF BORROWING.

      (a) NOTICE OF BORROWING. Borrowers may request an Advance by submitting to Lender a Notice of Borrowing (in writing or by telephone followed by written notice within one (1) Business Day), which is irrevocable and binding on Borrowers. Each Notice of Borrowing must be received by Lender no later than 10:00 a.m. (Dallas, Texas time) on the third (3rd) Business Day before the date on which funds are requested (the "ADVANCE DATE") for any Advance that will be a Eurodollar Borrowing or no later than 10:00 a.m. (Dallas, Texas time) on the Advance Date for any Advance that will be a Base Rate Borrowing.

      (b) MINIMUM ADVANCES. Each Advance under the Revolving Credit Commitment shall be in an amount of $100,000.00 or a greater integral multiple of $50,000.00.

      (c) FUNDING. Subject to the terms and conditions in this Agreement, by not later than 2:00 p.m., Dallas, Texas time, on the date specified, Lender shall make available to Borrowers, at Lender's offices in Dallas, Texas, the amount of a requested Advance under the Revolving Credit Commitment in immediately available funds.

      2.3   LETTERS OF CREDIT.

      (a) CONDITIONS. Subject to the terms and conditions of this Agreement, Lender agrees, if requested by Borrowers, to issue LCs upon Borrowers' making or delivering an LC Request and delivering an LC Agreement, both of which must be received by Lender no later than the third (3rd) Business Day before the Business Day on which the requested LC is to be issued, PROVIDED THAT (i) no LC may expire after a date that is one (1) month before the Termination Date, (ii) the LC Exposure may not exceed the limitations set forth in the definition of LC Sub-facility, and (iii) each LC must expire no later than one (1) year following the date of its issuance.

      (b) REIMBURSEMENT OBLIGATION. To induce Lender to issue and maintain LCs, Borrowers agree, jointly and severally, to pay or reimburse Lender (i) on the first (1st) Business Day after Lender notifies Borrowers that Lender has made payment under an LC, the amount paid by Lender, and (ii) within three (3) Business Days after demand, the amount of any additional fees Lender customarily charges for amending LCs Agreements, for honoring drafts under LCs, and for taking similar action in connection with letters of credit. If Borrowers have not reimbursed Lender for any drafts paid by the date on which reimbursement is required under this SECTION, then Lender is irrevocably authorized to fund Borrowers' reimbursement obligations as a Base Rate Borrowing if the conditions in this Agreement for such a Borrowing (OTHER THAN any notice requirements or minimum funding amounts) have been satisfied. The proceeds of such Borrowing shall be advanced directly to Lender to pay Borrowers' unpaid reimbursement obligations. If funds cannot be advanced as a result of Borrowers' failure to satisfy any condition precedent set forth in SECTION 4, then Borrowers' reimbursement obligation shall constitute a

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

demand obligation. Borrowers' obligations under this SECTION are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment that any Borrower may have at any time against Lender or any other Person. From the date that Lender pays a draft under a LC until Borrowers either reimburse or are obligated to reimburse Lender for such draft under this SECTION, the amount of such draft bears interest payable to Lender at the rate then applicable to Base Rate Borrowings. From the due date of the respective amounts due under this SECTION, to the date paid (including any payment from proceeds of a Base Rate Borrowing), unpaid reimbursement amounts accrue interest that is payable on demand at the default rate set forth in SECTION 2.10.

      (c) GENERAL. Lender shall promptly notify Borrowers of the date and amount of any draft presented for honor under any LC (but failure to give notice will not affect Borrowers' obligations under this Agreement). Lender shall pay the requested amount upon presentment of a draft unless presentment on its face does not comply with the terms of the applicable LC. When making payment, Lender may disregard (i) any default or potential default that exists under any other agreement, and (ii) obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and Lender is not liable for any of those obligations). Borrowers' reimbursement obligations to Lender under this SECTION are absolute and unconditional irrespective of, and Lender is not responsible for, (i) the validity, enforceability, sufficiency, accuracy, or genuineness of documents or endorsements (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged), (ii) any dispute by any Company with or any Company's claims, setoffs, defenses, counterclaims, or other rights against Lender or any other Person, or (iii) the occurrence of any Potential Default or Event of Default. However, nothing in this Agreement constitutes a waiver of Borrowers' rights to assert any claim or defense based upon the gross negligence or willful misconduct of Lender or its Representatives.

      (d) DUTIES OF LENDER. Lender and each Borrower agree that, in paying any draft under any LC, Lender has no responsibility to obtain any document (OTHER THAN any documents expressly required by the respective LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering it. Neither Lender nor its Representatives will be liable to any Company for any LC's use or for any beneficiary's acts or omissions (INCLUDING, WITHOUT LIMITATION, ANY ACTS OR OMISSIONS CONSTITUTING ORDINARY NEGLIGENCE). Any action, inaction, error, delay, or omission taken or suffered by Lender or any of its Representatives in connection with any LC, applicable drafts or documents, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with applicable Legal Requirements and in accordance with the standards of care specified in the UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 (as amended or modified), is binding upon the Companies and Lender and, except as provided in SECTION 2.3(d), does not place Lender or any of its Representatives under any resulting liability to any Company. Lender is not liable to any Company for any action taken or omitted, in the absence of gross negligence or willful misconduct, by Lender or its Representative in connection with any LC.

      (e) CASH COLLATERAL. On the Termination Date and if requested by Lender while a Potential Default or Event of Default exists, then Borrowers shall provide Lender cash collateral in an amount to equal the then-existing LC Exposure.

      (f) INDEMNIFICATION. EACH BORROWER SHALL PROTECT, INDEMNIFY, PAY, AND SAVE LENDER

AMENDED AND RESTATED                     REVOLVING CREDIT AGREEMENT D-0601350.3

AND ITS REPRESENTATIVES, HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH ANY OF THEM MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE OF THE ISSUANCE OF ANY LC, ANY DISPUTE ABOUT IT, OR THE FAILURE OF LENDER TO HONOR A DRAW REQUEST UNDER ANY LC AS A RESULT OF ANY ACT OR OMISSION (WHETHER RIGHT OR WRONG) OF ANY PRESENT OR FUTURE GOVERNMENTAL AUTHORITY. ALTHOUGH LENDER AND ITS REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN ORDINARY NEGLIGENCE, NO PERSON IS ENTITLED TO INDEMNITY UNDER THE FOREGOING FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

      (g) LC AGREEMENTS. Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not incorporated into this Agreement in any manner. The fees and other amounts payable with respect to each LC are as provided in this Agreement, drafts under each LC are part of the Obligation, only the events specified in this Agreement as a Default shall constitute a default under any LC or LC Agreement, and the terms of this Agreement control any conflict between the terms of this Agreement and any LC Agreement.

      2.4   COMMITMENT FEES.

      (a) UNUSED FEE. Borrowers agree to pay to Lender a commitment fee equal to one-eighth of one percent (0.125%) per annum on the daily Unused Commitment. Such commitment fee shall be payable quarterly in arrears on the last day of each March, June, September, and December during the term hereof, commencing on March 31, 1999, and continuing regularly thereafter so long as the Revolving Credit Commitment is in effect, and on the Termination Date.

      (b) LC FEES. Borrowers agree to pay to Lender, as a condition precedent to the issuance (including the extension) of each LC, an issuance fee payable on the date of issuance equal to (i) two percent (2%) per annum of the face amount of such LC on the date of issuance for a standby LC, and (ii) the greater of (A) $125.00, and (B) one-quarter of one percent (0.25%) per annum of the face amount of such LC on the date of issuance, for a documentary LC.

      (c) GENERALLY. Borrowers acknowledge that the commitment fees payable hereunder are bona fide commitment fees and are intended as reasonable compensation to Lender for committing to make funds available to Borrowers as described herein and for no other purposes.

      2.5 NOTE. The Principal Debt shall be evidenced by the Note in form and substance satisfactory to Lender executed by Borrowers, which Note shall be (a) dated the date hereof, (b) in the amount of $10,000,000.00, and (c) payable to the order of Lender.

      2.6         INTEREST AND PRINCIPAL PAYMENTS.

      (a) INTEREST PAYMENTS. Accrued interest on each Eurodollar Borrowing shall be due and payable on the last day of its respective Interest Period. If any Interest Period is a period greater than three (3) months, then accrued interest shall also be due and payable on the date ending each three
(3) month period after the commencement of the Interest Period. Accrued interest on each Base Rate Borrowing shall be due and payable on the last day of each March, June, September, and December during the term hereof, commencing on March 31, 1999, with a final scheduled interest payment on all

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

Borrowings on the Termination Date; PROVIDED, HOWEVER, that accrued interest on each Base Rate Borrowing shall also be due and payable upon conversion of such Base Rate Borrowing to a Eurodollar Borrowing pursuant to SECTION 2.14.

      (b) PRINCIPAL PAYMENTS. The unpaid Principal Debt shall be due and payable on the Termination Date.

      (c) OPTIONAL PREPAYMENTS. Borrowers shall have the right, from time-to-time, to prepay the unpaid Principal Debt, in whole or in part, without premium or penalty (EXCEPT FOR any Funding Loss), upon the payment of accrued interest on the amount prepaid to and including the date of payment; PROVIDED, HOWEVER, that partial prepayments of principal shall be in an amount equal to $100,000.00 or a greater integral multiple of $50,000.00 (or, if less, the unpaid Principal Debt).

      2.7 MANNER AND APPLICATION OF PAYMENTS. All payments and prepayments by Borrowers on account of principal, interest, and fees hereunder shall be made in immediately available funds. All such payments shall be made to Lender at its principal office in Dallas, Texas, not later than 12:00 noon, Dallas, Texas time, on the date due and funds received after that hour shall be deemed to have been received by Lender on the next following Business Day. If any payment is scheduled to become due and payable on a day which is not a Business Day, then such payment shall instead become due and payable on the immediately following Business Day and interest on the principal portion of such payment shall be payable at the then applicable rate during such extension. All payments made on the Note shall be applied first to accrued interest and then to principal (in the inverse order of maturity in the case of prepayments).

      2.8 INTEREST OPTIONS. Except where specifically otherwise provided, Borrowings bear interest at an annual rate equal to the lesser of EITHER (a) THE SUM OF (i) the Base Rate or the Adjusted Eurodollar Rate (in each case as designated or deemed designated by Borrowers), as the case may be, PLUS (ii) the Applicable Margin, OR (b) the Maximum Rate. Each change in the Base Rate and the Maximum Rate is effective, without notice to Borrowers or any other Person, upon the effective date of change.

      2.9 QUOTATION OF RATES. A responsible officer of Borrowers may call Lender before delivering a Notice of Borrowing to receive an indication of the interest rates then in effect, but the indicated rates do not bind Lender or affect the interest rate that is actually in effect when Borrowers deliver a Notice of Borrowing.

      2.10 DEFAULT RATE. If permitted by law, all past-due principal of and accrued interest on the Note bears interest from maturity (stated or by acceleration) at the Maximum Rate, or if there is no Maximum Rate in effect, then fourteen percent (14%) per annum, until paid, regardless whether payment is made before or after entry of a judgment.

      2.11 INTEREST RECAPTURE. If the Contract Rate applicable to any Borrowing exceeds the Maximum Rate, then the interest rate on that Borrowing is limited to the Maximum Rate, but any subsequent reductions in the Contract Rate shall not reduce the interest rate thereon below the Maximum Rate until the total amount of accrued interest equals the amount of interest that would have accrued if Contract Rate had always been in effect. If at maturity (stated or by acceleration) the total interest paid or

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

accrued is less than the interest that would have accrued if the Contract Rates had always been in effect, then, at that time and to the extent permitted by law, Borrowers shall pay an amount equal to the difference between (a) the lesser of the amount of interest that would have accrued if the Contract Rates had always been in effect and the amount of interest that would have accrued if the Maximum Rate had always been in effect, and (b) the amount of interest actually paid or accrued on the Note.

      2.12  INTEREST CALCULATIONS.

      (a) Interest shall be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days (unless the calculation would result in an interest rate greater than the Maximum Rate, in which event interest will be calculated on the basis of a year of 365 or 366 days, as the case may be). All interest rate determinations and calculations by Lender are conclusive and binding absent manifest error.

      (b) The provisions of this Agreement relating to calculation of the Base Rate and the Eurodollar Rate are included only for the purpose of determining the rate of interest or other amounts to be paid under this Agreement that are based upon those rates. Lender may fund and maintain its funding of all or any part of each Borrowing as it selects.

      2.13 SELECTION OF INTEREST OPTION. On making a Notice of Borrowing under SECTION 2.2(a), Borrowers shall advise Lender as to whether the Advance shall be (a) a Eurodollar Borrowing, in which case Borrowers shall specify the applicable Interest Period therefor, or (b) a Base Rate Borrowing. Notwithstanding anything to the contrary contained herein, (a) no more than three (3) Interest Periods shall be in effect at any one time with respect to Eurodollar Borrowings, (b) Borrowers shall have no right to request a Eurodollar Borrowing if the interest rate applicable thereto would exceed the Maximum Rate in effect on the first day of the Interest Period applicable to such Borrowing, and (c) each Eurodollar Borrowing shall be in the amount of $250,000.00 or a greater integral multiple of $50,000.00.

      2.14 ROLLOVERS AND CONVERSIONS. Borrowers may (a) convert a Eurodollar Borrowing on the last day of the applicable Interest Period to a Base Rate Borrowing, (b) convert a Base Rate Borrowing at any time to a Eurodollar Borrowing, and (c) elect a new Interest Period for a Eurodollar Borrowing, by giving a Notice of Borrowing to Lender no later than 12:00 noon on the third
(3rd) Business Day before the conversion date or the last day of the Interest Period, as the case may be (for conversion to a Eurodollar Borrowing or election of a new Interest Period), and no later than 12:00 noon one (1) Business Day before the last day of the Interest Period (for conversion to an Base Rate Borrowing); PROVIDED THAT each Eurodollar Borrowing shall be in the amount of $250,000.00 or a greater integral multiple of $50,000.00. Absent Borrowers' Notice of Borrowing, a Eurodollar Borrowing shall be deemed converted to a Base Rate Borrowing effective when the applicable Interest Period expires.

      2.15 BOOKING BORROWINGS. To the extent permitted by law, Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the office of any of its Affiliates. However, no Affiliate is entitled to receive any greater payment under SECTION 2.16(b) than Lender would have been entitled to receive with respect to those Borrowings. Lender agrees that it will use its reasonable efforts (consistent with its internal policies and applicable law) to make, carry, maintain, or transfer its Borrowings with its Affiliates or branch offices in an effort to eliminate or reduce to the extent possible the aggregate amounts due to it under SECTIONS 2.16(b) and 2.16(c) if, in its

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

reasonable judgment, such efforts will not be disadvantageous to it.

      2.16  SPECIAL PROVISIONS FOR EURODOLLAR BORROWINGS.

      (a) BASIS UNAVAILABLE OR INADEQUACY OF EURODOLLAR LOAN PRICING. If with respect to an Interest Period for any Eurodollar Borrowing, (a) Lender determines that, by reason of circumstances affecting the interbank eurodollar market generally, deposits in Dollars (in the applicable amounts) are not being offered to or by Lender in the interbank eurodollar market for such Interest Period, or (b) Lender determines that the Eurodollar Rate as determined by Lender will not adequately and fairly reflect the cost to Lender of maintaining or funding the Eurodollar Borrowing for such Interest Period, then Lender shall forthwith give notice thereof to Borrowers, whereupon until Lender notifies Borrowers that the circumstances giving rise to such suspension no longer exist, (i) the obligation of Lender to make Eurodollar Borrowings shall be suspended, and (ii) Borrowers shall either (A) repay in full the then-outstanding principal amount of the Eurodollar Borrowings, together with accrued interest thereon on the last day of the then current Interest Period applicable to such Eurodollar Borrowings, or (B) convert such Eurodollar Borrowings to Base Rate Borrowings in accordance with
SECTION 2.14 on the last day of the then-current Interest Period applicable to each such Eurodollar Borrowing.

      (b) ILLEGALITY. If, after the date of this Agreement, the adoption of any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency shall make it unlawful or impossible for Lender to make, maintain or fund Eurodollar Borrowings, then Lender shall so notify Borrowers. Before giving any notice pursuant to this SECTION, Lender shall designate a different Eurodollar lending office if such designation will avoid the need for giving such notice and will not be otherwise disadvantageous to any non-trivial extent to Lender (as determined in good faith by Lender). Upon receipt of such notice, Borrowers shall either (i) repay in full the then outstanding principal amount of all Eurodollar Borrowings, together with accrued interest thereon, or (ii) convert each Eurodollar Borrowing to a Base Rate Borrowing, on either (A) the last day of the then-current Interest Period applicable to such Eurodollar Borrowing if Lender may lawfully continue to maintain and fund such Eurodollar Borrowing to such day or (B) immediately if Lender may not lawfully continue to fund and maintain such Eurodollar Borrowing to such day, PROVIDED THAT Borrowers shall be liable for any Funding Loss arising pursuant to such conversion.

      (c) INCREASED COSTS FOR EURODOLLAR BORROWINGS. If any Governmental Authority, central bank, or other comparable authority, shall at any time impose, modify, or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System but excluding any reserve requirement included in the Eurodollar Reserve Requirement), special deposit, or similar requirement against assets of, deposits with, or for the account of, or credit extended by, Lender, or shall impose on Lender (or its Eurodollar lending office) or the interbank eurodollar market any other condition affecting its Eurodollar Borrowings, the Note, or its obligation to make Eurodollar Borrowings; and the result of any of the foregoing is to increase the cost to Lender of making or maintaining Eurodollar Borrowings, or to reduce the amount of any sum received or receivable by Lender under this Agreement, or under the Note, by an amount deemed by Lender to be material, then, within five (5) days after demand by Lender, Borrowers shall pay to Lender such additional amount or amounts as will

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

compensate Lender for such increased cost or reduction. Lender will promptly notify Borrowers of any event of which it has knowledge, occurring after the date hereof, which will entitle Lender to compensation pursuant to this SECTION. No failure by Lender to immediately demand payment of any additional amounts payable hereunder shall constitute a waiver of Lender's right to demand payment of such amounts at any subsequent time. A certificate of Lender claiming compensation under this SECTION and setting forth the additional amount or amounts to be paid to it hereunder, together with a description in reasonable detail of the manner in which such amounts have been calculated, shall be delivered by Lender to Borrower within one hundred eighty (180) days after the incurrence thereof and shall be conclusive in the absence of manifest error. If Lender demands compensation under this SECTION, then Borrowers may at any time, upon at least five (5) Business Days' prior notice to such Lender, either convert such Eurodollar Borrowings to Base Rate Borrowings in accordance with the provisions of this Agreement; PROVIDED, HOWEVER, that Borrowers shall be liable for any Funding Loss arising pursuant to such actions.

      (d) EFFECT ON BASE RATE BORROWINGS. If notice has been given pursuant to SECTION 2.16(a) or SECTION 2.16(b) requiring that Eurodollar Borrowings to be repaid or converted, then unless and until Lender notifies Borrowers that the circumstances giving rise to such repayment no longer apply, all Borrowings shall be Base Rate Borrowings. If Lender notifies Borrowers that the circumstances giving rise to such repayment no longer apply, then Borrowers may thereafter select Borrowings to be Eurodollar Borrowings in accordance with SECTION 2.13 and SECTION 2.14.

      (e) FUNDING LOSSES. Borrowers shall jointly and severally indemnify Lender against any loss or reasonable expense (such loss or expense is referred to herein as a "FUNDING LOSS," such term including, but not limited to, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or reemploying deposits from third parties acquired to effect or maintain such Borrowing or any part thereof as a Eurodollar Borrowing) with respect to Eurodollar Borrowings which Lender may sustain or incur as a consequence of (i) any failure by Borrowers to fulfill on the date of any Borrowing hereunder the applicable conditions set forth in
SECTION 4, (ii) any failure by Borrowers to borrow hereunder or to convert Borrowings hereunder after a Conversion Notice has been given, (iii) any payment, prepayment, or conversion of a Eurodollar Borrowing required or permitted by any other provisions of this Agreement, including, without limitation, payments made due to the acceleration of the maturity of the Borrowings pursuant to SECTION 8.2, or otherwise made on a date OTHER THAN the last day of the applicable Interest Period, (iv) any default in the payment or prepayment of the principal amount of any Eurodollar Borrowing or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by notice of prepayment or otherwise), or (v) the occurrence of a Potential Default or an Event of Default. The term "FUNDING LOSS" includes, without limitation, an amount equal to the excess, if any, as determined by Lender of (A) its cost of obtaining the funds for the Borrowing being paid, prepaid, or converted or not borrowed or converted (based on the Adjusted Eurodollar Rate applicable thereto) for the period from the date of such payment, prepayment, or conversion or failure to borrow or convert to the last day of the Interest Period for such Borrowing (or, in the case of a failure to borrow or convert, the Interest Period for the Borrowing which would have commenced on the date of such failure to borrow or convert) over
(B) the amount of interest (as estimated by Lender) that would be realized by Lender in reemploying the funds so paid, prepaid or converted or not borrowed or converted for such period or Interest Period, as the case may be. A certificate of Lender setting forth any amount or amounts which Lender is entitled to receive pursuant to this SECTION 2.16(e), together with a description in reasonable detail of the manner in which such amounts have been calculated, shall be delivered to

AMENDED AND RESTATED                     REVOLVING CREDIT AGREEMENT D-0601350.3

Borrowers and shall be conclusive, absent manifest error. Borrowers shall pay to Lender the amount shown as due on any certificate within five (5) days after its receipt of the same. Notwithstanding the foregoing, in no event shall Lender be permitted to receive any compensation hereunder constituting interest in excess of the Maximum Rate. Without prejudice to the survival of any other obligations of Borrowers hereunder, the obligations of Borrowers under this SECTION 2.16(e) shall survive the termination of this Agreement and/or the payment or assignment of the Note.

      2.17  TAXES.

      (a) Any and all payments by Borrowers hereunder or under the Note shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto (hereinafter referred to as "TAXES"), excluding taxes imposed on Lender's income, and franchise taxes imposed on Lender, by the jurisdiction under the laws of which Lender is organized or is or should be qualified to do business or any political subdivision thereof and, taxes imposed on Lender's income, and franchise taxes imposed on Lender by the jurisdiction of Lender's lending office or any political subdivision thereof. If Borrowers shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the Note to Lender, then (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 2.17) Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrowers shall make such deductions, and (iii) Borrowers shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

      (b) In addition, Borrowers agree to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder or under the Loan Documents or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement or the other Loan Documents (hereinafter referred to as "OTHER TAXES").

      (c) Borrowers shall indemnify Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this SECTION 2.17) paid by Lender or any liability (including penalties and interest) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within five
(5) days from the date Lender makes written demand therefor.

      (d) Within thirty (30) days after the date of any payment of Taxes, Borrowers shall furnish to Lender, at its address referred to in SECTION 9.4, the original or a certified copy of a receipt evidencing payment thereof.

      (e) Without prejudice to the survival of any other agreement of Borrowers hereunder, the agreements and obligations of Borrowers contained in this SECTION 2.17 shall survive the payment in full of principal and interest hereunder and under the other Loan Documents.

                                    SECTION 3

                                   GUARANTIES

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      3.1 GUARANTIES. Payment of the Obligation shall be unconditionally guaranteed by Guarantors.

                                    SECTION 4

                              CONDITIONS PRECEDENT

      4.1 INITIAL ADVANCE. The obligation of Lender to make the initial Advance or issue the initial LC hereunder is subject to the conditions precedent that, on or before the date of such Advance or issuance of such LC,
(a) Borrowers shall have paid to Lender all fees to be received by Lender pursuant to this Agreement or any other Loan Document, and (b) Lender shall have received duly executed copies of each of the documents listed on EXHIBIT E, each dated as of the date of such Advance, and each in form and substance satisfactory to Lender.

      4.2 ALL ADVANCES. The obligation of Lender to make any Advance and issue each LC under this Agreement (including the initial Advance or LC) shall be subject to the conditions precedent that, as of the date of such Advance or issuance of such LC and after giving effect thereto: (a) there exists no Potential Default or Event of Default; (b) no change that would cause a Material Adverse Effect has occurred since the date of the financial statements referenced in SECTION 5.6; (c) Lender shall have received from Borrowers a Notice of Borrowing or LC Request, as appropriate, dated as of the date of such Advance or issuance of such LC, as appropriate, and all of the statements contained in such Notice of Borrowing or LC Request, as the case may be, shall be true and correct; (d) the representations and warranties contained in each of the Loan Documents shall be true in all respects as though made on the date of such Advance or issuance of such LC; and (e) the Maximum Rate exceeds the Contract Rate.

                                    SECTION 5

                         REPRESENTATIONS AND WARRANTIES

      To induce Lender to make Advances and issue LCs hereunder, Borrowers represent and warrant to Lender that:

      5.1 ORGANIZATION AND GOOD STANDING. Each Company is duly organized, validly existing, and in good standing under the laws of the state of its incorporation or formation, is duly qualified and is in good standing in all states in which it is doing business (except where the failure to be so qualified and maintain good standing could not have a Material Adverse Effect), has the power and authority to own its properties and assets and to transact the business in which it is engaged in each jurisdiction in which it operates, and is or will be qualified in those states wherein it proposes to transact business in the future (except where the failure to be so qualified could not have a Material Adverse Effect).

      5.2 AUTHORIZATION AND POWER. Each Company has full power and authority to execute, deliver, and perform the Loan Documents to be executed by such Person, all of which has been duly authorized by all proper and necessary action.

      5.3 NO CONFLICTS OR CONSENTS. Neither the execution and delivery of the Loan Documents, nor the consummation of any of the transactions therein contemplated, nor compliance with the terms and

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provisions thereof, will contravene or materially conflict with any Legal
Requirement to which any Company is subject, any Governmental Authorization applicable to any Company, any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument binding on any Company, or any provision of the Constituent Documents of any Company. No consent, approval, authorization, or order of any court, Governmental Authority, stockholder, or third party is required in connection with the execution, delivery, or performance by any Company of any of the Loan Documents.

      5.4 ENFORCEABLE OBLIGATIONS. The Loan Documents have been duly executed and delivered by each Company, as appropriate, and are the legal and binding obligations of each Company, as appropriate, enforceable in accordance with their respective terms, except as limited by Debtor Laws.

      5.5 NO LIENS. Except for the Permitted Liens, all of the properties and assets of each Company are free and clear of all Liens and other adverse claims of any nature, and each Company has good and marketable title to such properties and assets.

      5.6 FINANCIAL CONDITION. Borrowers have delivered to Lender copies of the financial statements of the Companies, as of September 30, 1998; such financial statements are true and correct, fairly represent the financial condition of the Companies as of such date, and have been prepared in accordance with GAAP; as of the date hereof, there are no obligations, Liabilities, or Indebtedness (including contingent and indirect Liabilities) of the Companies which are material and are not reflected in such financial statements; no Material Adverse Effect has occurred since the date of such financial statements.

      5.7 FULL DISCLOSURE. There is no fact known to any Borrower that such Borrower has not disclosed to Lender which could have a Material Adverse Effect. No certificate or statement delivered by any Borrower to Lender in connection with this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary to keep the statements contained herein or therein from being misleading.

      5.8 NO POTENTIAL DEFAULT. No event has occurred and is continuing which constitutes a Potential Default or an Event of Default.

      5.9 MATERIAL AGREEMENTS. No Company is in default in any material respect under any contract or agreement to which it is a party or by which any of its properties is bound, except where such default could not have a Material Adverse Effect.

      5.10 NO LITIGATION. Except as disclosed on SCHEDULE 5.10, there are no actions, suits, or legal, equitable, arbitration, or administrative proceedings pending, or to the knowledge of any Borrower threatened, against any Company that could, if adversely determined, have a Material Adverse Effect.

      5.11 USE OF PROCEEDS; MARGIN STOCK. The proceeds of each Advance will be used by each Borrower solely for the purposes specified in the preamble. None of such proceeds will be used for the purpose of purchasing or carrying any "MARGIN STOCK" as defined in REGULATIONS T, U, or X of the Board of Governors of the Federal Reserve System or for any other purpose which might constitute this transaction a "PURPOSE CREDIT" within the meaning of such Regulations. If requested by Lender, then Borrowers shall furnish to Lender a statement in conformity with the requirements of the Federal Reserve

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

Form U-1 referred to in said REGULATION U to the foregoing effect. No part of the proceeds of any Advance will be used for any purpose which violates, or is inconsistent with, the provisions of REGULATION X.

      5.12 TAXES. All tax returns required to be filed by each Company in any jurisdiction have been filed and all taxes (including mortgage recording taxes), assessments, fees, and other governmental charges upon each Company or upon any of its properties, income, or franchises have been paid EXCEPT FOR taxes being contested in good faith by appropriate proceedings diligently projected and for which adequate reserves are maintained in accordance with GAAP. To the best of each Borrower's knowledge, there is no proposed tax assessment against any Company, and all tax Liabilities of each Company are adequately provided for. No income tax liability of any Company has been asserted by the Internal Revenue Service for taxes in excess of those already paid.

      5.13 PRINCIPAL OFFICE, ETC. The principal office, chief executive office, and principal place of business of each Company are set forth on EXHIBIT D. Each Company maintains its principal records and books at such address.

      5.14  COMPLIANCE WITH LAW.

      (a) Except as disclosed on SCHEDULE 5.14-1: (i) each Company is in compliance with its respective Constituent Documents and all Legal Requirements which are applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets, except where such non-compliance could not have a Material Adverse Effect; and (ii) no Company has received any notice or other communication from any Governmental Authority or other Person of any event or circumstance that could constitute a violation of, or failure to comply with, any Legal Requirement.

      (b) Except as disclosed on SCHEDULE 5.14-1: (i) each Company is in compliance with all of the terms and requirements of each Governmental Authorization held by such Person, except where such non-compliance could not have a Material Adverse Effect; (ii) no Company has received any notice or other communication from any Governmental Authority or other Person of any event or circumstance which could constitute a violation of, or failure to comply with, any term or requirement of any Governmental Authorization, or of any actual or potential revocation, withdrawal, cancellation, or termination of, or material modification to, any Governmental Authorization; (iii) all applications required to have been filed for the renewal of any required Governmental Authorizations have been duly filed on a timely basis with the appropriate Governmental Authorities, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Authorities; (iv) upon consummation of the transactions contemplated hereby, each Company will lawfully hold all such Governmental Authorizations; and (v) none of the Governmental Authorizations of any Company will terminate upon consummation of the transactions contemplated hereby.

      (c) Set forth on SCHEDULE 5.14-2 is a list of each of the Governmental Authorizations of each Company: (i) necessary to permit each such Person to lawfully conduct and operate its respective business in the manner it currently conducts and operates such business and to permit such Person to own and use its assets in the manner in which it currently owns and uses such assets; and (ii) necessary to permit each such Person, upon a consummation of the transactions contemplated hereby, to lawfully

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conduct and operate its business and to permit each such Person to own and use its assets.

      5.15 SUBSIDIARIES. Set forth on EXHIBIT D hereto is a complete and accurate list of all Subsidiaries as of the date hereof, showing as of such date (as to each such Subsidiary) the jurisdiction of its incorporation, the owner of the outstanding Stock of such Subsidiary, and the jurisdictions in which such Subsidiary is qualified to do business as a foreign corporation. To the extent applicable, all of the outstanding Stock of all Subsidiaries has been validly issued, is fully paid and nonassessable, and is owned by AGI or a Subsidiary free and clear of all Liens.

      5.16 CASUALTIES. Neither the business nor the properties of any Company are affected by any environmental hazard, fire, explosion, accident, strike, lockout, or other labor dispute, drought, storm, hail, earthquake, embargo, act of God, or other casualty (whether or not covered by insurance), which could have a Material Adverse Effect.

      5.17 SUFFICIENCY OF CAPITAL. Each Company is, and after consummation of this Agreement and after giving effect to all Indebtedness incurred and Liens created by the Companies in connection herewith will be, Solvent.

      5.18 LOCATION OF ASSETS. All tangible assets of the Companies are located at the addresses listed on EXHIBIT D hereto except for inventory that is, in the ordinary course of the Companies' business, in transit. No asset of any Company will be kept at any other address.

      5.19 CORPORATE NAME. No Company has, during the preceding five (5) years, (a) used any other corporate name or tradename, or (b) been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

      5.20 LEASES. Except as set forth on SCHEDULE 5.20, no Company is the lessee of any real or personal property.

      5.21 ERISA. Each Company and each ERISA Affiliate has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and has not incurred any liability to the PBGC or a Plan under TITLE IV of ERISA.

      5.22 LABOR MATTERS. There are no controversies pending between any Company and any of their employees which could have a Material Adverse Effect.

      5.23 BURDENSOME CONTRACTS. No Company is a party to any contract, the breach, violation, or termination of which could result in a Material Adverse Effect.

      5.24 PERMITS, FRANCHISES, INTELLECTUAL PROPERTY, AND OTHER INTANGIBLE RIGHTS. Each Company owns, holds, and has the lawful right to use, all material Intangible Rights used in or necessary for the conduct of its business as currently conducted or proposed to be conducted.

      5.25 FULL DISCLOSURE OF RIGHTS AND CLAIMS. Except as disclosed on
SCHEDULE 5.10, no claims are pending, or, to the best of any Borrower's knowledge, threatened, that any Company is infringing or

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

otherwise adversely affecting the Intangible Rights of any other Person. The consummation of the transactions contemplated by the Loan Documents will not impair the ownership of, or rights with respect to, any material Intangible Rights of any Company.

      5.26 YEAR 2000 COMPLIANCE. Each Company has (a) initiated a review and assessment of all areas within its business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "YEAR 2000 PROBLEM" (that is, the risk that computer applications used by the Companies (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (b) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (c) to date, implemented that plan in accordance with that timetable. Borrowers reasonably believe that all computer applications (including those of suppliers and vendors) that are material to the Companies' respective business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "YEAR 2000 COMPLIANT"), except to the extent that a failure to do so could not reasonably be expected to have Material Adverse Effect.

      5.27 REPRESENTATIONS AND WARRANTIES. Each Notice of Borrowing shall constitute, without the necessity of specifically containing a written statement, a representation and warranty by Borrowers that no Potential Default or Event of Default exists and that all representations and warranties contained in this SECTION 5 or in any other Loan Document are true and correct on and as of the date the requested Advance is to be made.

      5.28 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties by Borrowers herein shall survive delivery of the Note and the making of each Advance, and any investigation at any time made by or on behalf of Lender shall not diminish Lender's right to rely thereon.

                                    SECTION 6

                              AFFIRMATIVE COVENANTS

      So long as Lender has any commitment to make Advances or issue LCs hereunder, and until payment in full of the Obligation and termination of all LCs, Borrowers agree that (unless Lender shall otherwise consent in writing):

      6.1 FINANCIAL STATEMENTS, REPORTS, AND DOCUMENTS. Borrowers shall deliver to Lender each of the following:

      (a) PERIODIC STATEMENTS. As soon as available, and in any event within forty-five (45) days after the last day of each fiscal quarter of each fiscal year of the Companies, copies of the consolidated balance sheet of the Companies as of the end of such fiscal quarter, and statements of income, retained earnings, and changes in cash flow of the Companies for that fiscal period and for the portion of the fiscal year ending with such period, all in reasonable detail, and certified by the chief financial officer of AGI as being true and correct and as having been prepared in accordance with GAAP, subject to year-end audit adjustments;

      (b) ANNUAL STATEMENTS. As soon as available and in any event within one hundred and

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

twenty (120) days after the last day of each fiscal year of the Companies, copies of the consolidated balance sheet of AGI as of the close of such fiscal year and statements of income, retained earnings, and changes in cash flow of AGI for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by any Company) of independent public accountants of recognized national standing selected by AGI and satisfactory to Lender, to the effect that (i) such consolidated financial statements have been prepared in accordance with GAAP (EXCEPT FOR changes in which such accountants concur), (ii) the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary under the circumstances, and (iii) in making their audit, such accountants have not become aware of any condition or event which would constitute a Potential Default or an Event of Default under any of the terms or provisions of this Agreement (insofar as any such terms or provisions pertain to accounting matters) and, if any such condition or event then exists, specifying the nature and period of existence thereof;

      (c) COMPLIANCE CERTIFICATE. Contemporaneously with the delivery of the financial statements required by SECTION 6.1(a), a compliance Certificate and an accounts receivable aging report; and

      (d) OTHER INFORMATION. Such other information concerning the business, properties or financial condition of any Company as Lender shall reasonably request including audit reports, registration statements, or other reports or notices provided to shareholders of AGI and, if applicable, filed with the Securities and Exchange Commission.

      6.2 PAYMENT OF TAXES AND OTHER INDEBTEDNESS. Borrowers shall, and shall cause each of the other Companies to, pay and discharge (a) all taxes, assessments, and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it, before delinquent,
(b) all lawful claims (including claims for labor, materials, and supplies), which, if unpaid, might give rise to a Lien upon any of its property, and (c) all of its other Indebtedness, except as prohibited under the Loan Documents; PROVIDED, HOWEVER, that the Companies shall not be required to pay any such tax, assessment, charge, or levy if and so long as the amount, applicability, or validity thereof shall currently be contested in good faith by appropriate proceedings and appropriate accruals and appropriate reserves have been established in accordance with GAAP.

      6.3 MAINTENANCE OF EXISTENCE AND RIGHTS; CONDUCT OF BUSINESS. Borrowers shall, and shall cause each of the other Companies to, preserve and maintain its existence and all of its rights, privileges, and franchises (including Intangible Rights) necessary or desirable in the normal conduct of its business, and conduct its business in an orderly and efficient manner consistent with good business practices and in accordance with all Legal Requirements of any Governmental Authority, except where the failure to so preserve or maintain could not have a Material Adverse Effect.

      6.4 NOTICE OF DEFAULT. Borrowers shall furnish to Lender, immediately upon becoming aware of the existence of any condition or event which constitutes a Potential Default or an Event of Default, written notice specifying the nature and period of existence thereof and the action which Borrowers are taking or proposes to take with respect thereto.

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      6.5 OTHER NOTICES. Borrowers shall, and shall cause each of the other
Companies to, promptly notify Lender of (a) any material adverse change in its financial condition or its business, (b) any default under any material agreement, contract, or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any Indebtedness owing by any Company, (c) any material adverse claim against or affecting any Company or any of its properties, and (d) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any Governmental Authority affecting any Company.

      6.6 OPERATIONS AND PROPERTIES. Borrowers shall, and shall cause each of the other Companies to, (a) act prudently and in accordance with customary industry standards in managing and operating its assets and properties, and
(b) keep in good working order and condition, ordinary wear and tear excepted, all of its assets and properties which are necessary to the conduct of its business.

      6.7 BOOKS AND RECORDS; ACCESS. Borrowers shall, and shall cause each of the other Companies to, give any representative of Lender access upon reasonable notice and during all business hours to, and permit such representative to examine, copy, or make excerpts from, any and all books, records, and documents in the possession of any Company and relating to its affairs, and to inspect any of the properties of any Company. Borrowers shall, and shall cause each of the other Companies to, maintain complete and accurate books and records of its transactions in accordance with good accounting practices.

      6.8 COMPLIANCE WITH LAW. Borrowers shall, and shall cause each of the other Companies to, comply with all applicable Legal Requirements of any Governmental Authority, a breach of which could have a Material Adverse Effect.

      6.9 INSURANCE. Borrowers shall, and shall cause each of the other Companies to, keep all insurable property, real and personal, adequately insured at all times in such amounts and against such risks as are customary for Persons in similar businesses operating in the same vicinity, specifically to include a policy of hazard, casualty, fire, and extended coverage insurance covering all assets, business interruption insurance (where feasible), liability insurance, and worker's compensation insurance, in every case under a policy with a financially sound and reputable insurance company and with only such deductibles as are customary, and all to contain a mortgagee or loss payee clause naming Lender as its interest may appear.

      6.10 AUTHORIZATIONS AND APPROVALS. Borrowers shall, and shall cause each of the other Companies to, promptly obtain, from time to time at its own expense, all Governmental Authorizations as may be required to enable it to comply with its obligations hereunder and under the other Loan Documents.

      6.11 FURTHER ASSURANCES. Borrowers shall, and shall cause each of the other Companies to, make, execute, and deliver or file or cause the same to be done, all such notices, additional agreements, mortgages, assignments, financing statements, or other assurances, and take any and all such other action, as Lender may, from time to time, deem reasonably necessary or proper in connection with any of the Loan Documents, the obligations of any Company thereunder.

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      6.12 INDEMNITY BY BORROWERS. Borrowers shall indemnify, defend, and hold harmless Lender and its Representatives (individually, an "INDEMNITEE" and collectively, the "INDEMNITEES") from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency, and expense (including interest, penalties, attorneys' fees, and amounts paid in settlement) to which any Indemnitee may become subject arising out of this Agreement and the other Loan Documents OTHER THAN those which arise by reason of the gross negligence or willful misconduct of Lender, BUT SPECIFICALLY INCLUDING ANY LOSS, LIABILITY, OBLIGATION, DAMAGE, PENALTY, JUDGMENT, CLAIM, DEFICIENCY, OR EXPENSE ARISING OUT OF THE SOLE OR CONCURRENT NEGLIGENCE OF LENDER OR ANY OF ITS REPRESENTATIVES. Borrowers shall also indemnify, protect, and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, proceedings, costs, expenses (including without limitation all reasonable attorneys' fees and legal expenses whether or not suit is brought), and disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against such Indemnitee, with respect to or as a direct or indirect result of the violation by any Company of any Environmental Law; or with respect to or as a direct or indirect result of any Company's use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence of a Hazardous Material on, under, from, or about real property. The provisions of and undertakings and indemnifications set forth in this SECTION 6.12 shall survive (a) the satisfaction and payment of the Obligation and termination of this Agreement, and (b) the release of any Liens held by Lender on real property or the extinguishment of such Liens by foreclosure or action in lieu thereof; PROVIDED, HOWEVER, that the indemnification set forth herein shall not extend to any act or omission by Lender with respect to any property subsequent to Lender becoming the owner of such property and with respect to which property such claim, loss, damage, liability, fine, penalty, charge, proceeding, order, judgment, action, or requirement arises subsequent to the acquisition of title thereto by Lender.

      6.13 AFTER-ACQUIRED SUBSIDIARIES. Concurrently upon the formation or acquisition by any Company of any Subsidiary after the date hereof (an "AFTER-ACQUIRED SUBSIDIARY"), Borrowers shall, and shall cause each of the other Companies to, deliver Constituent Documents for such After-Acquired Subsidiary and such opinions as Lender shall require and shall cause the After-Acquired Subsidiary to execute a guaranty in favor of Lender.

      6.14 ERISA COMPLIANCE. Borrowers shall, and shall cause each of the other Companies and each ERISA Affiliate to: (a) at all times, make prompt payment of all contributions required under all Plans and required to meet the minimum funding standards set forth in ERISA with respect to its Plan;
(b) within thirty (30) days after the filing thereof, furnish to Lender copies of each annual report/return (FORM 5500 series), as well as all schedules and attachments required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA, and the regulations promulgated thereunder, in connection with each of its Plans for each Plan year; (c) notify Lender immediately of any fact including but not limited to, any Reportable Event arising in connection with any of its Plans, which might constitute grounds for termination thereof by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, together with a statement, if requested by Lender, as to the reason therefor and the action, if any, proposed to be taken with respect thereto; and (d) furnish to Lender upon its request, such additional information concerning any of its Plans as may be reasonably requested.

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      6.15 INTANGIBLE RIGHTS LITIGATION. If any Person files an action, suit, or legal, equitable, arbitration, or administrative proceeding against any Company asserting that such Company is infringing or otherwise adversely affecting the rights of such Person with respect to any Intangible Rights, then Borrowers shall, within sixty (60) days after the filing of such action, suit, or proceeding, provide to Lender evidence reasonably satisfactory to Lender (including, without limitation, opinions of counsel) that such Company is not infringing upon the Intangible Rights of any Person.

      6.16 YEAR 2000 COMPLIANCE. Each Borrower shall promptly notify Lender in the event such Borrower discovers or determines that any computer application (including those of suppliers and vendors) that is material to its or any Company's business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure to be Year 2000 Compliant could not reasonably be expected to have a Material Adverse Effect.

                                    SECTION 7

                               NEGATIVE COVENANTS

      So long as Lender has any commitment to make Advances or issue LCs hereunder, and until payment in full of the Obligation and termination of all LCs, Borrowers agree that (unless Lender shall otherwise consent in writing):

      7.1 LIMITATION ON INDEBTEDNESS. Borrowers shall not, and shall not permit any of the other Companies to, incur, guarantee, or otherwise be or become, directly or indirectly, liable in respect of any Indebtedness, except
(a) Indebtedness arising out of this Agreement, (b) Indebtedness secured by the Permitted Liens (EXCEPT FOR Indebtedness incurred, borrowed, or guaranteed after the date hereof), and any renewals and extensions (but not increases) thereof, (c) Indebtedness not to exceed $750,000.00 in the aggregate at any time outstanding to finance the purchase or lease of telecommunications equipment and furnishings and fixtures to be used in the Plano Facility, (d) Indebtedness payable by Adams Golf, Ltd. to Barney Adams in the aggregate principal amount of approximately $1,100,000.00, (e) Indebtedness of any Company owed to any other Company, and (f) other Indebtedness not to exceed $1,000,000.00 in the aggregate at any time outstanding; PROVIDED THAT the Indebtedness permitted under (C) and (F) shall not exceed $1,500,000.00 in the aggregate at any time outstanding.

      7.2 NEGATIVE PLEDGE. Borrowers shall not, and shall not permit any of the other Companies to, create, incur, permit, or suffer to exist any Lien upon any of its property or assets, now owned or hereafter acquired, EXCEPT FOR (a) Permitted Liens and (b) Liens securing the Indebtedness described in
SECTION 7.1(c) and (f).

      7.3 NEGATIVE PLEDGE AGREEMENTS. Borrowers shall not, and shall not permit any of the other Companies to, enter into any agreement (excluding this Agreement or any other Loan Documents) prohibiting the creation or assumption of any Lien upon any of its property, revenues, or assets, whether now owned or hereafter acquired, or the ability of any Subsidiary to make any payments, directly or indirectly, to AGI by way of Dividends, advances, repayments of loans, repayments of expenses, accruals, or otherwise.

      7.4 RESTRICTIONS ON DIVIDENDS. AGI shall not, if an Event of Default exists, declare or

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

make, or incur any liability to make, any Dividend. Borrower shall not, and shall permit any of the other Companies to, declare or make, or incur any liability to make, any Dividend except to another Company.

      7.5 LIMITATION ON INVESTMENTS. Borrowers shall not, and shall not permit any of the other Companies to, make or have outstanding any Investments in any Person, EXCEPT FOR (a) the Companies' ownership of Stock of Subsidiaries, (b) Temporary Cash Investments and such other "CASH EQUIVALENT" investments as Lender may from time to time approve in writing,
(c) advances to employees and third parties not to exceed $250,000.00 in the aggregate at any time outstanding, (d) acquisitions of stock or other assets in the sports equipment and accessories business from any Person PROVIDED THAT the aggregate purchase price of such acquisitions do not exceed $2,000,000.00 in any calendar year, and (e) advances by any Company to another Company.

      7.6 CERTAIN TRANSACTIONS. Borrowers shall not, and shall not permit any of the other Companies to, enter into any transaction with, or pay any management fees to, any Affiliate; PROVIDED, HOWEVER, that the Companies may enter into transactions with (a) any other Company, and (b) with Affiliates (other than the Companies) upon terms not less favorable to the Companies than would be obtainable at the time in comparable, arms-length transactions with Persons OTHER THAN Affiliates.

      7.7 EXECUTIVE PERSONNEL. Borrowers shall not, and shall not permit any of the other Companies (other than Adams Golf Holding Corp.) to, permit Barney Adams to cease to be involved in its present executive management.

      7.8 LIMITATION ON SALE OF PROPERTIES. Borrowers shall not, and shall not permit any of the other Companies to (a) sell, assign, exchange, lease, or otherwise dispose of any of its properties, rights, assets, or business, whether now owned or hereafter acquired, except in the ordinary course of its business and for a fair consideration, or (b) sell, assign, or discount any accounts receivable.

      7.9 ACQUISITIONS; SUBSIDIARIES. Borrowers shall not, and shall not permit any of the other Companies to, (a) form, incorporate, acquire, or make any Investment in any Subsidiary, except the Subsidiaries listed on EXHIBIT D and wholly-owned After-Acquired Subsidiaries formed in accordance with
SECTION 6.13, or (b) acquire all or substantially all of the assets or Stock of any class of any other Person, except for Investments permitted under
SECTION 7.5.

      7.10 LIQUIDATION, MERGERS, CONSOLIDATIONS, AND DISPOSITIONS OF SUBSTANTIAL ASSETS. Borrowers shall not, and shall not permit any of the other Companies to, dissolve or liquidate, or become a party to any merger or consolidation, or acquire by purchase, lease, or otherwise all or substantially all of the assets or Stock of any Person, or sell, transfer, lease, or otherwise dispose of all or any substantial part of its property or assets or business; PROVIDED, HOWEVER, that any Company may merge with any other Company.

      7.11 LINES OF BUSINESS; RECEIVABLES POLICY. Borrowers shall not, and shall not permit any of the other Companies to, directly or indirectly, engage in any business OTHER THAN the sports equipment and accessories business, or discontinue any of its material existing lines of business. Borrowers shall not, and shall not permit any of the other Companies to, make any material change in its credit and collection policy, which change would materially impair the collectibility of its receivables, or rescind, cancel, or modify any receivable, except in the ordinary course of business.

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

      7.12 GUARANTIES. Borrowers shall not, and shall not permit any of the other Companies to, become or be liable in respect of any Guaranty.

      7.13 SALE AND LEASEBACK. Borrowers shall not, and shall not permit any of the other Companies to, enter into any arrangement with any Person pursuant to which any Company will lease, as lessee, any property which it owned as of the date hereof and which it sold, transferred, or otherwise disposed of to such other Person.

         7.14 FIXED CHARGES COVERAGE. Borrowers shall not, as of the last day of any fiscal quarter, permit the ratio of (a) the sum of Consolidated Adjusted Net Income, PLUS federal, state, local, and foreign income taxes deducted from Consolidated Adjusted Net Income in accordance with GAAP, PLUS Fixed Charges, to (b) Fixed Charges, in each case for the four (4) fiscal quarters ending on the date of determination, to be less than 3.0 to 1.0.

         7.15 DEBT TO EBITDA. Borrowers shall not permit, as of the last day of any fiscal quarter, the ratio of (a) all Indebtedness of the Companies as of such date, to (b) EBITDA for the four (4) fiscal quarters ending on the date of determination, to be greater than 2.0 to 1.0.

      7.16 FISCAL YEAR. Borrowers shall not, and shall not permit any of the other Companies to, change its fiscal year or method of accounting.

                                    SECTION 8

                                EVENTS OF DEFAULT

         8.1 EVENTS OF DEFAULT. An "EVENT OF DEFAULT" shall exist if any one or more of the following events (herein collectively called "EVENTS OF DEFAULT") shall occur and be continuing:

         (a) any Company shall fail to pay when due the Obligation or any part thereof; or

         (b) any representation or warranty made under this Agreement, or any of the other Loan Documents, shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made or deemed to have been made; or

         (c) default shall occur in the performance of (i) any of the covenants or agreements of any Company contained in SECTION 6.1 and SECTION 7, or (ii) any other covenants or agreements of any Company contained herein or in any of the other Loan Documents and, in the case of (II), such failure shall continue for thirty (30) days after written notice thereof from Lender to Borrower; or

         (d) default shall occur in the payment of any material Indebtedness (OTHER THAN the Obligation) of any Company or default shall occur in respect of any note or credit agreement relating to any such Indebtedness and such default shall continue for more than the period of grace, if any, specified therein; or

         (e) any of the Loan Documents shall cease to be legal, valid, and binding agreements enforceable against the Person executing the same in accordance with its terms, shall be terminated,

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

become or be declared ineffective or inoperative or cease to provide the respective liens, security interests, rights, titles, interests, remedies, powers, or privileges intended to be provided thereby; or any Company shall deny that such Company has any further liability or obligation under any of the Loan Documents; or

         (f) any Company shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor, or liquidator of itself or of all or a substantial part of such Person's assets, (ii) file a voluntary petition in bankruptcy, admit in writing that such Person is unable to pay such Person's debts as they become due, or generally not pay such Person's debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization of an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against such Person in any bankruptcy, reorganization, or insolvency proceeding, or (vi) take corporate or partnership action for the purpose of effecting any of the foregoing; or

         (g) an involuntary proceeding shall be commenced against any Company seeking bankruptcy or reorganization of such Person or the appointment of a receiver, custodian, trustee, liquidator, or other similar official of such Person, or all or substantially all of such Person's assets, and such proceeding shall not have been dismissed within sixty (60) days of the filing thereof; or an order, order for relief, judgment, or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of any Company or appointing a receiver, custodian, trustee, liquidator, or other similar official of such Person, or of all or substantially all of such Person's assets; or

         (h) any final judgment(s) for the payment of money in excess of the sum of $100,000.00 in the aggregate shall be rendered against any Company and such judgment(s) shall not be satisfied or discharged at least ten (10) days prior to the date on which any of such Person's assets could be lawfully sold to satisfy such judgment; or

         (i)      a Change in Control shall occur.

         8.2 REMEDIES UPON EVENT OF DEFAULT. If any Event of Default shall occur and be continuing, then Lender may, without notice, exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Loan Documents, as Lender in its sole discretion may deem necessary or appropriate: (a) terminate Lender's commitment to lend hereunder, (b) declare the Obligation or any part thereof to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate, or other notice of any kind, all of which Borrowers hereby expressly waive, anything contained herein or in the Note to the contrary notwithstanding, (c) reduce any claim to judgment, or (d) without notice of default or demand, pursue and enforce any of Lender's rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement; PROVIDED, HOWEVER, if any Event of Default specified in SECTIONS 8.1(f) or (g) shall occur, then the Obligation shall thereupon become due and payable concurrently therewith, and Lender's obligation to lend shall immediately terminate hereunder, without any further action by Lender and without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate, or

AMENDED AND RESTATED                     REVOLVING CREDIT AGREEMENT D-0601350.3
other notice of any kind, all of which Borrowers hereby expressly waive.

         8.3 PERFORMANCE BY LENDER. If any Company fails to perform any covenant, duty, or agreement contained in any of the Loan Documents, then Lender may perform or attempt to perform such covenant, duty, or agreement on behalf of such Company. In such event, Borrowers shall, at the request of Lender, promptly pay any amount expended by Lender in such performance or attempted performance to Lender at its principal office in Dallas, Texas together with interest thereon at the Maximum Rate from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly understood that Lender shall not assume any liability or responsibility for the performance of any duties of any Company hereunder or under any of the Loan Documents and none of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lender the right or power to exercise control over the management and affairs of any Company.

         8.4      ORDER OF APPLICATION.

         (a) NO DEFAULT. If no Event of Default exists, then except as specifically provided in the Loan Documents, any payments shall be applied to the Obligation in the order and manner as Borrowers direct.

         (b) DEFAULT. If an Event of Default exists, then any payment (including proceeds from the exercise of any rights and remedies in any collateral, if any) shall be applied in the following order:

               (i) to all fees and expenses which Lender has not been paid or reimbursed in accordance with the Loan Documents;

               (ii)   to accrued interest on the Principal Debt;

               (iii) to the remaining Obligation in the order and manner as Lender deems appropriate; and

               (iv) as a deposit with Lender as security for the payment of any LC Exposure.

                                    SECTION 9

                                  MISCELLANEOUS

         9.1 ACCOUNTING REPORTS. All financial reports or projections furnished by any Person to Lender pursuant to this Agreement shall be prepared in such form and such detail as shall be satisfactory to Lender, shall be prepared on the same basis as those prepared by such Person in prior years, and, where applicable, shall be the same financial reports and projections as those furnished to such Person's officers and directors.

         9.2 WAIVER. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender under the Loan Documents shall be in addition to all other rights provided by law. No modification or waiver of

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

any provision of any Loan Document, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar, or other instances without such notice or demand.

         9.3 PAYMENT OF EXPENSES. Borrowers agree to pay Lender on demand all out-of-pocket costs and expenses of Lender (including, without limitation, the reasonable attorneys' fees of Lender's counsel) incurred in connection with the preservation and enforcement of Lender's rights under the Loan Documents, and all reasonable costs and expenses of Lender (including without limitation the reasonable fees and expenses of Lender's counsel) in connection with the negotiation, preparation, execution, delivery, and administration of the Loan Documents (except for the costs and expenses related to the negotiation, preparation, execution, and delivery of this Agreement and the Loan Documents executed on or prior to the date hereof).

         9.4 NOTICES. Any communications required or permitted to be given by any of the Loan Documents must be (a) in writing and personally delivered or mailed by prepaid certified or registered mail, or (b) made by facsimile transmission delivered or transmitted, to the party to whom such notice of communication is directed, to the address of such party shown opposite its name on the signature pages hereof. Any such communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered or, if transmitted by facsimile transmission, on the day that such communication is transmitted as aforesaid subject to telephone confirmation of receipt; PROVIDED, HOWEVER, that any notice received by Lender after 10:00 a.m. Dallas, Texas time on any day from Borrowers pursuant to SECTION 2.2 (with respect to a Notice of Borrowing) or SECTION 2.3 (with respect to an LC Request) shall be deemed for the purposes of such SECTION to have been given by Borrowers on the next succeeding day, or if mailed, on the third (3rd) day after it is marked as aforesaid. Any party may change its address for purposes of this Agreement by giving notice of such change to the other parties pursuant to this SECTION 9.4.

         9.5 GOVERNING LAW. THIS AGREEMENT HAS BEEN PREPARED, IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS AND THE SUBSTANTIVE LAWS OF SUCH STATE AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION,
ENFORCEMENT, AND INTERPRETATION OF THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS.

         9.6 CHOICE OF FORUM; CONSENT TO SERVICE OF PROCESS AND JURISDICTION. Any suit, action, or proceeding against Borrowers with respect to this Agreement, the Note, or other Loan Documents, or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Texas, County of Dallas, or in the United States courts located in the State of Texas as Lender in its sole discretion may elect and Borrowers hereby irrevocably submit to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action, or proceeding. Borrowers hereby irrevocably consent to the service of process in any suit, action, or proceeding in said court by the mailing thereof by Lender by registered or certified mail, postage prepaid, to each Borrower's address shown opposite its name on the signature pages hereof. Nothing herein or in any of the other Loan Documents shall affect the right of Lender to serve process in any other manner permitted by law or shall limit the right of Lender to bring any action or proceeding against Borrowers or with respect to any of its property in courts in other jurisdiction. Borrowers hereby irrevocably waive any objections which it may now or hereafter have to

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

the laying of venue of any suit, action, or proceeding arising out of or relating to this Agreement, the Note, or any other Loan Documents brought in the courts located in the State of Texas, County of Dallas, and hereby further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in any inconvenient forum. Any action or proceeding by any Borrower against Lender shall be brought only in a court located in Dallas County, Texas.

         9.7 INVALID PROVISIONS. Any provision of any Loan Document held by a court of competent jurisdiction to be illegal, invalid or unenforceable and shall not invalidate the remaining provisions of such Loan Document which shall remain in full force and the effect thereof shall be confined to the provision held invalid or illegal.

         9.8 MAXIMUM INTEREST RATE. Regardless of any provision contained in any of the Loan Documents, Lender shall never be entitled to receive, collect, or apply as interest (whether termed interest herein or deemed to be interest by operation of law or judicial determination) on the Note any amount in excess of interest calculated at the Maximum Rate, and, in the event that any Lender ever receives, collects, or applies as interest any such excess, then the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Obligation is paid in full, then any remaining excess shall forthwith be paid to Borrowers. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Rate, Borrowers and Lender shall, to the maximum extent permitted under applicable law: (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest;
(b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Note; PROVIDED THAT, if the
Note is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Rate, then Lender shall refund to Borrowers the amount of such excess or credit the amount of such excess against the principal amount of the Note and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of interest calculated at the Maximum Rate.

         9.9 NON-LIABILITY OF LENDER. The relationship between the Companies and Lender is, and shall at all times remain, solely that of borrower and lender and Lender has no fiduciary or other special relationship with any Company.

         9.10 OFFSET. Borrowers hereby grant to Lender the right of offset, to secure repayment of the Obligation, upon any and all moneys, securities, or other property of Borrowers and the proceeds therefrom, now or hereafter held or received by or in transit to Lender or its agents, from or for the account of Borrowers or any Guarantor, whether for safe keeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all deposits (general or special) and credits of each Borrower, and any and all claims of Borrowers against Lender at any time existing.

         9.11 SUCCESSORS AND ASSIGNS. The Loan Documents shall be binding upon and inure to the benefit of Borrowers and Lender and their respective successors, assigns, and legal representatives; PROVIDED, HOWEVER, that Borrowers may not, without the prior written consent of Lender, assign any rights, powers, duties, or obligations thereunder. Lender reserves the right to sell all or a portion of its interest in the Loan Documents, and Lender shall have the right to disclose any information in its

AMENDED AND RESTATED                     REVOLVING CREDIT AGREEMENT D-0601350.3
possession regarding any Company, or any assets pledged to Lender in connection herewith to any potential transferee of the Note or any part thereof.

         9.12 TEXAS FINANCE CODE. Borrowers and Lender hereby agree that the provisions of CHAPTER 346 of the TEXAS FINANCE CODE, as amended (regulating certain revolving credit loans and revolving tri-party accounts), shall not apply to the Loan Documents.

         9.13 HEADINGS. SECTION headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

         9.14 SURVIVAL. All representations and warranties made by Borrowers herein shall survive delivery of the Note and the making of the Loan.

         9.15 PARTICIPATIONS. Lender shall have the right to enter into participation agreements with other banks with respect to the Note, and grant participations in the rate of other loan documents but such participation shall not affect the rights and duties of such Lender hereunder vis-a-vis Borrowers. Each actual or proposed participant shall be entitled to receive all information received by Lender regarding the creditworthiness of Borrowers, including, without limitation, information required to be disclosed to a participant pursuant to BANKING CIRCULAR 181 (REV., AUGUST 2, 1984), issued by the Comptroller of the Currency (whether the actual or proposed participant is subject to the circular or not).

         9.16 NO THIRD PARTY BENEFICIARY. The parties do not intend the benefits of this Agreement to inure to any third party, nor shall any Loan Document or any course of conduct by any party hereto be construed to make or render Lender or any of its officers, directors, agents, or employees liable
(a) to any materialman, supplier, contractor, subcontractor, purchaser, or lessee of any property owned by any Borrower, or (b) for debts or claims accruing to any such Persons against any Borrower.

         9.17 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWERS HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

         9.18 CAPITAL ADEQUACY. If, after the date hereof, Lender shall have determined that either (a) the adoption of any applicable law, rule, regulation, or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or (b) compliance by Lender (or any lending office of Lender) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on Lender's capital as a consequence of its or Borrowers' obligations hereunder to a level below that which Lender could have achieved but for such adoption, change, or compliance (taking into consideration Lender's policies with respect to capital adequacy) by an amount deemed by Lender to be material, then from time-to-time, within ten (10) days after demand by Lender, Borrowers shall pay to Lender such additional amount or amounts as will adequately compensate Lender for such reduction. Lender will promptly notify Borrowers of any event of which it has actual knowledge, occurring after the date thereof, which will

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

entitle Lender to compensation pursuant to this SECTION 9.18. A certificate of Lender claiming compensation under this SECTION 9.18 and setting forth the additional amount or amounts to be paid to it hereunder, together with the description of the manner in which such amounts have been calculated, shall be conclusive in the absence of manifest error. In determining such amount, Lender may use any reasonable averaging and attribution methods.

         9.19 MULTIPLE COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         9.20 ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         (a) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF BORROWERS' DOMICILE AT THE TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS. THE PARTIES SHALL REQUEST THAT THE ARBITRATOR SHALL MAKE FINDINGS OF FACT AND CONCLUSIONS OF LAW IN CONNECTION WITH SUCH ARBITRATION PROCEEDING, PROVIDED THAT SUCH FINDINGS OF FACT AND CONCLUSIONS OF LAW SHALL NOT AFFECT THE FINALITY OF THE ARBITRATOR'S DECISION.

         (b) RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SS. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SET-OFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF OR THE APPOINTMENT OF A RECEIVER. LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. AT LENDER'S OPTION, FORECLOSURE UNDER A DEED OF TRUST OR MORTGAGE MAY BE ACCOMPLISHED BY ANY OF THE FOLLOWING: THE EXERCISE OF A POWER OF SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL FORECLOSURE. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY

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

REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         (c) CONFIDENTIALITY. ANY ARBITRATION PROCEEDING, AWARD, FINDINGS OF FACT, CONCLUSIONS OF LAW, OR OTHER INFORMATION CONCERNING SUCH ARBITRATION MATTERS SHALL BE HELD IN CONFIDENCE BY THE PARTIES AND SHALL NOT BE DISCLOSED EXCEPT TO EACH PARTIES EMPLOYEES OR AGENTS AS SHALL BE REASONABLY NECESSARY FOR SUCH PARTY TO CONDUCT ITS BUSINESS; PROVIDED, HOWEVER, THAT EITHER PARTY MAY DISCLOSE SUCH INFORMATION FOR AUDITING PURPOSES BY INDEPENDENT CERTIFIED ACCOUNTANTS, FOR COMPLYING WITH APPLICABLE GOVERNMENTAL LAWS, REGULATIONS OR COURT ORDERS, OR THAT IS OR BECOMES PART OF THE PUBLIC DOMAIN THROUGH NO BREACH OF THIS AGREEMENT.

         9.21 ENTIRETY. THIS AGREEMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH ANY BORROWER IS A PARTY MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO.

         9.22 CONFIDENTIALITY. Lender agrees to keep confidential any information furnished or made available to it by any Company pursuant to this Agreement that is marked confidential; PROVIDED THAT nothing herein shall prevent Lender from disclosing such information (a) to any Affiliate of Lender, or any officer, director, employee, agent, or advisor of Lender or any Affiliate of Lender, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any Legal Requirement, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any Governmental Authority, (f) that is or becomes available to the public or that otherwise becomes available to Lender other than as a result of a disclosure by Lender prohibited by this Agreement, (g) in connection with any litigation to which Lender or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document, and (i) subject to provisions substantially similar to those contained in this SECTION, to any actual or proposed participant or assignee.

         9.23 AMENDMENT AND RESTATEMENT. This Agreement is in renewal, extension, modification, amendment, and restatement of the Original Loan Agreement.

    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES TO FOLLOW]

AMENDED AND RESTATED                     REVOLVING CREDIT AGREEMENT D-0601350.3

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

Address for Notice:                    BORROWERS:

c/o Adams Golf, Inc.                   ADAMS GOLF DIRECT RESPONSE, LTD.,
2801 East Plano Parkway
Plano, Texas 75074                     By: ADAMS GOLF GP CORP., a Delaware
Attention: Darl P. Hatfield                corporation, General Partner
Telecopy No: 972-424-0721
                                           By:
                                           Name:
                                           Title:


Address for Notice:                    ADAMS GOLF, LTD., a Texas limited
                                       partnership
c/o Adams Golf, Inc.
2801 East Plano Parkway                By: ADAMS GOLF GP CORP., a Delaware
Plano, Texas 75074                         corporation, General Partner
Attention:  Darl P. Hatfield
Telecopy No: 972-424-0721                  By:
                                           Name:
                                           Title:

Address for Notice:                    LENDER:

901 Main Street, 7th Floor             NATIONSBANK, N.A., a national
P.O. Box 831000                        banking association (successor in
Dallas, Texas  75202                   interest by merger to NationsBank
Attention:  Mr. Russell P. Hartsfield  of Texas, N.A.)
Telecopy No.: (214) 508-3139
                                           By:
                                              Russell P. Hartsfield
                                              Senior Vice President

AMENDED AND RESTATED                     REVOLVING CREDIT AGREEMENT D-0601350.3

[logo]

NationsBank, N.A.             AMENDED AND RESTATED PROMISSORY NOTE
-------------------------------------------------------------------------------
                                             Date             February 26, 1999
                                             Amount           $   10,000,000.00

FOR VALUE RECEIVED, the undersigned (jointly and severally, "Borrowers") unconditionally promise to pay to the order of NationsBank, N.A., successor in interest by merger to NationsBank of Texas, N.A. ("Bank"), Dallas (Banking Center) without setoff, at its offices at 901 MAIN STREET, DALLAS, Texas, or at such other place as may be designated by Bank, the principal amount of TEN MILLION AND NO/100 Dollars ($10,000,000.00), or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below. [This Note contains some provisions preceded by boxes. Mark only those boxes beside provisions which will be applicable to this transaction. A box which is not marked means that the provision beside it is not applicable to this transaction.]

RATE

/ / PRIME RATE. The rate shall be the Prime Rate, plus __________ percent, per annum. The "Prime Rate" is the fluctuating rate of interest established by Bank from time to time, at its discretion, whether or not such rate shall be otherwise published. The Prime Rate is established by Bank as an index or base rate and may or may not at any time be the best or lowest rate charged by Bank on any loan.

/ /   FIXED RATE.  The Rate shall be fixed at __________ percent, per annum.

/ / TREASURY SECURITIES RATE. The Rate shall be the Treasury Securities Rate, plus __________ percent, per annum. The "Treasury Securities Rate" is a fluctuating rate of interest applied by Bank from time to time, based on the most recent monthly average of daily yields on all outstanding United States Treasury Securities adjusted to a constant maturity of ___________ years, as made available by the Federal Reserve Board, rounded upwards to the nearest one-eighth of one percentage point (0.125%).

/X/ OTHER. THE RATE SHALL BE THE BASE RATE PLUS THE APPLICABLE MARGIN OR THE ADJUSTED EURODOLLAR RATE PLUS THE APPLICABLE MARGIN (AS SUCH TERMS ARE DEFINED BELOW), AS SELECTED BY BORROWERS PURSUANT TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED OF EVEN DATE HEREWITH, EXECUTED BY BORROWERS AND BANK (AS MODIFIED, AMENDED, RENEWED, EXTENDED, AND RESTATED FROM TIME TO TIME, THE "CREDIT AGREEMENT").

Notwithstanding any other provision contained in this Note, Bank does not intend to charge and Borrowers shall not be required to pay any amount of interest or other fees or charges that is in excess of the maximum permitted by applicable law. Borrowers agree that during the full term hereof, the maximum lawful interest rate for this Note as determined under Texas law shall be the monthly ceiling as specified in Article 5069-1.D. of the V.A.T.S. Further, to the extent that any other lawful rate ceiling exceeds the rate ceiling so determined, then the higher rate ceiling shall apply. Any payment in excess of such maximum shall be refunded to Borrowers or credited against principal, at the option of Bank.

ACCRUAL METHOD

Interest at the Rate set forth above, unless otherwise indicated, will be calculated on the basis of the 365/360 method, which computes a daily amount of interest for a hypothetical year of 360 days, then multiplies such amount by the actual number of days elapsed in an interest calculation period.

RATE CHANGE DATE

Any Rate based on a fluctuating index or base rate will change, unless otherwise provided, each time and as of the date that the index or base rate changes. In the event any index is discontinued, Bank shall substitute an index determined by Bank to be comparable, in its sole discretion.

PAYMENT SCHEDULE

All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other documents executed in connection with this Note ("Loan Documents"), then to interest due and payable, with the balance being applied to principal, or in such other order as Bank shall determine at its option.

/ / PRINCIPAL  Principal shall be paid in __________ (_____) equal: / / monthly,
    / / quarterly or / / PLUS installments of $__________ each, commencing on __________, 19__,

INTEREST together with accrued interest thereon and continuing on the same day of each successive month/quarter/or other period (as applicable) thereafter, with a final payment of all unpaid principal and interest thereon on __________, 19__.

/ / PRINCIPAL Principal and interest shall be paid in __________ (_____) equal: / / monthly, (_____) equal: / / monthly, / / quarterly or / / AND installments of $__________ each, commencing on ____, 19__,

INTEREST and continuing on the same day of each successive month/quarter/or other period (as applicable) thereafter, with a final payment of all unpaid principal and interest thereon on __________, 19__; provided that, if accrued interest on any payment exceeds the installment amount set forth above, Borrowers will pay an additional amount equal to such excess interest.

/X/ SINGLE Principal shall be paid in full in a single payment on May 31, 2000. Interest thereon shall be payable as provided in the Credit Agreement.

/ / DEMAND. NOTWITHSTANDING ANY PROVISIONS CONTAINED HEREIN WHICH MAY BE INCONSISTENT WITH A DEMAND NOTE, INCLUDING BUT NOT LIMITED TO ANY REFERENCES TO INSTALLMENTS, A MATURITY DATE, ACCELERATION OR EVENTS OF DEFAULT, BORROWERS ACKNOWLEDGE THAT BANK MAY DEMAND PAYMENT AT ANY TIME, IN ITS SOLE DISCRETION.

/ /  OTHER

REVOLVING FEATURE

/X/ Borrowers may borrow, repay and reborrow hereunder at any time, up to a maximum aggregate amount outstanding at any one time equal to the principal amount of this Note; provided, however, that Borrowers are not in default under any provision of the Credit Agreement, this Note, any Loan Document, or any other obligation of Borrowers to Bank, and provided that the borrowings hereunder do not exceed any limitations on borrowings by Borrowers set forth in the Credit Agreement. Bank shall have no liability for its

                                           AMENDED AND RESTATED PROMISSORY
     refusal to advance funds based upon its determination that any conditions of such further advances have not been met. Bank records of the amounts borrowed from time to time shall be conclusive proof thereof.

AUTOMATIC PAYMENT

/ / Borrowers have elected to authorize Bank to effect payment of sums due under this Note by means of debiting Borrowers' account number _____________. This authorization shall not affect the obligation of Borrowers to pay such sums when due, without notice, if there are insufficient funds in such account to make such payment in full on the due date thereof, or if Bank fails to debit the account.

BORROWERS REPRESENT TO BANK THAT THE PROCEEDS OF THIS LOAN ARE TO BE USED PRIMARILY FOR BUSINESS, COMMERCIAL OR AGRICULTURAL PURPOSES. BORROWERS ACKNOWLEDGE HAVING READ AND UNDERSTOOD, AND AGREE TO BE BOUND BY, ALL TERMS AND CONDITIONS OF THIS NOTE.

ADDITIONAL TERMS AND CONDITIONS

1. WAIVERS, CONSENTS AND COVENANTS. Borrowers, any indorser, or guarantor hereof or any other party hereto (collectively "Obligors") and each of them jointly and severally (a) waive presentment, demand, notice of demand, notice of intent to accelerate, and notice of acceleration of maturity, protest, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any of Obligors, in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note of any Loan Documents; (b) consent to any and all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or releases or discharge by Bank of any of Obligors or release, substitution, or exchange of any security for the payment hereof, or the failure to act on the part of Bank or any indulgence shown by Bank, from time to time and in one or more instances (without notice to or further assent from any Obligors) and agree that no such action, failure to act or failure to exercise any right or remedy on the part of Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and
(c) agree to pay, on demand, all out-of-pocket costs and expenses of collection of this Note or of any indorsement or guaranty hereof and/or the enforcement of Bank's rights with respect to, or the administration, preservation, protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any trial, arbitration, bankruptcy, appeal or other proceeding.

2. INDEMNIFICATION. Obligors agree to promptly pay, indemnify and hold Bank harmless from all state and federal taxes of any kind and other liabilities with respect to or resulting from advances made pursuant to this Note. If this Note has a revolving feature and is secured by a mortgage, Obligors expressly consent to the deduction of any applicable taxes from each taxable advance extended by Bank.

3. PREPAYMENTS. Subject to the terms and conditions set forth in the Credit Agreement, prepayments may be made in whole or in part at any time on any loan for which the Rate is based on the Prime Rate. All prepayments of principal shall be applied in the inverse order of maturity, or in such other order as Bank shall determine in its sole discretion. Except as set forth in the Credit Agreement, no prepayment of any other loan shall be permitted without the prior written consent of Bank.

4. EVENTS OF DEFAULT. A "default" or an "event of default" shall exist if an Event of Default (as defined in the Credit Agreement) shall occur and be continuing.

5. REMEDIES UPON DEFAULT. Whenever there is a default under this Note (a) the entire balance outstanding and all other obligations of Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall, at the option of the Bank, be increased at Bank's discretion up to the maximum rate allowed by law, or if none, 14% per annum, (the "Default Rate"). The provisions herein for a Default Rate or a delinquency charge shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving the Obligors a right to cure any default. At Bank's option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Bank is hereby authorized at any time to set off and charge against any deposit accounts of any Obligor, as well as any other property of such party at or under the control of Bank, without notice or demand, any and all obligations due hereunder.

6. NON-WAIVER. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any Bank's rights under this Note. No waiver of nay of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Obligor to Bank in any other respect at any other time.

7. APPLICABLE LAW. This Note is delivered in and shall be construed under the internal laws and judicial decisions of the State of Texas, and the laws of the United States as the same may be applicable.

8. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or the validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

9. JURISDICTION AND VENUE. In any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Texas or the United States courts located within the State of Texas, and expressly waive any objections as to venue in any such courts, and agree that service of process may be made on Obligors by mailing a copy of the summons and complaint by registered or certified mail, return receipt requested, to their respective addresses. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law.

10. INTEREST DEFINITIONS AND TERMS.

    (a)  DEFINITIONS.

               "ADJUSTED EURODOLLAR RATE" means an interest rate per annum (rounded upwards, if necessary, to the next 1/16th of 1%) equal to the sum of the quotient of (a) the Eurodollar Rate with respect to such Interest Period, divided by (b) the remainder of 1.00 MINUS the Eurodollar Reserve Requirement in effect on such date.

                                AMENDED AND RESTATED PROMISSORY NOTE d-601455.1

               "APPLICABLE MARGIN" means, at the time of determination thereof, the interest margin over the Base Rate or the Adjusted Eurodollar Rate, as the case may be, as follows:

-------------------------------------------------------------------------------
      APPLICABLE MARGIN                            APPLICABLE MARGIN EURODOLLAR
      BASE RATE BORROWINGS                                  BORROWINGS
-------------------------------------------------------------------------------
             -0.50%                                            1.00%
-------------------------------------------------------------------------------

              "BASE RATE" means the sum of the variable rate of interest established from time-to-time by Bank as its general reference rate of interest (which rate of interest may not be the lowest rate charged by Bank on similar loans). Each change in the Base Rate shall become effective without prior notice to Borrowers automatically as of the opening of business on the date of such change in the Base Rate.

              "EURODOLLAR RATE" means the rate per annum (rounded upwards, if necessary, to the nearest 1/16th of one percent) equal to the rate appearing on the Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first (1st) day of such Interest Period for a term comparable to such Interest Period. If for any reason the Dow Jones Markets Page 3750 rate is not available, then the "EURODOLLAR RATE" shall be the rate appearing on the Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first
        (1st) day of the such Interest Period for a term comparable to such Interest Period; PROVIDED, HOWEVER, if more than one rate is specified on the Reuters Screen LIBO Page, then the applicable rate shall be the arithmetic mean of all such rates.

              "EURODOLLAR RESERVE REQUIREMENT" means, on any day, that percentage (expressed as a decimal fraction) that is in effect on such day, as provided by the Board of Governors of the Federal Reserve System (or any successor governmental body), applied for determining the maximum reserve requirements (including, without limitation, basic, supplemental, marginal, and emergency reserves) under Regulation D, with respect to "EUROCURRENCY LIABILITIES" as currently defined in Regulation D, or under any similar or successor regulation with respect to Eurocurrency liabilities or Eurocurrency funding. Each determination by Bank of the Eurodollar Reserve Requirement shall, in the absence of manifest error, be conclusive and binding.

   (b) INTEREST PERIODS, TERMS, ETC. Reference is hereby made to the Credit Agreement for certain provisions relating the determination of the Base Rate and the Eurodollar Rate and Borrowers' rights, limitations, and restrictions to select such rates.

11. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED NOTES OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S. D/B/A ENDISPUTE, INC. ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THE NOTE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

            (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF BORROWERS' DOMICILE AT THE TIME OF THE NOTE'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR,; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL 60 DAYS.

            (B) RESERVATION OF RIGHTS. NOTHING IN THIS NOTE SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SS.91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

12. BINDING EFFECT. This note shall be binding upon and inure to the benefit of Borrowers, Obligors and Bank and their respective successor, assigns, heirs and personal representatives, provided, however, that no obligations of the Borrowers or the Obligors hereunder can be assigned without prior written consent of Bank.

13. NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE AND ANY OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

14. RENEWAL NOTE. This note is in modification, amendment, renewal, extension, and restatement, but not extinguishment, of that certain Promissory Note dated as of February 27, 1998, executed by Borrowers and payable to the order of Bank in the original principal amount of $10,000,000.00.

                                       BORROWERS:


                                AMENDED AND RESTATED PROMISSORY NOTE d-601455.1

                                ADAMS GOLF DIRECT RESPONSE, LTD., a Texas limited partnership

                                By: ADAMS GOLF GP CORP., a Delaware corporation, General Partner

                                       By:
                                             Name:
                                             Title:

                                ADAMS GOLF, LTD., a Texas limited partnership

                                By: ADAMS GOLF GP CORP., a Delaware corporation, General Partner

                                       By:
                                             Name:
                                             Title:


                                AMENDED AND RESTATED PROMISSORY NOTE d-601455.1

[Logo]

NationsBank, N.A.    AMENDED AND RESTATED CONTINUING AND UNCONDITIONAL GUARANTY
-------------------------------------------------------------------------------

 1. GUARANTY. FOR VALUE RECEIVED, and to induce NationsBank, N.A., DALLAS COMMERCIAL BANKING
                                Banking Center

901 MAIN STREET, 7TH FLOOR, DALLAS, TEXAS, 75202
Bank Street Address         City    State  Zip Code

(Attn: MR. RUSSELL P. HARTSFIELD) (herein called "Bank"), to make loans or advances or to extend credit or other financial accommodations or benefits, with or without security, to or for the account of

ADAMS GOLF DIRECT RESPONSE, LTD. AND/OR ADAMS GOLF, LTD.
                    Borrower's Name
2801 EAST PLANO PARKWAY, PLANO, TEXAS, 75074
Street Address           City   State  Zip Code

(herein collectively called "Borrowers"), the undersigned (jointly and severally called "Guarantors"), jointly and severally, hereby become surety for and irrevocably and unconditionally guarantee to Bank the full and prompt payment when due, whether by acceleration or otherwise, of any and all Liabilities (as hereinafter defined) of Borrowers to Bank, together with reasonable attorneys' fees, costs and expenses incurred by Bank in enforcing any and all of such indebtedness. This Guaranty is continuing and unlimited as to the amount.

Guarantors further unconditionally guarantee the faithful, prompt and complete compliance by Borrowers with all terms, conditions, covenants, agreements and undertakings of Borrowers (herein collectively referred to as the "Obligations") under all notes and other documents evidencing the Liabilities, as hereinafter defined, and under all deeds to secure debt, deeds of trust, mortgages, security agreements and other agreements, documents and instruments executed in connection with the Liabilities or related thereto (all such deeds to secure debt, deeds of trust, mortgages, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations being herein collectively called the "Loan Documents"). The undertakings of Guarantors hereunder are independent of the Liabilities and Obligations of Borrowers and a separate action or actions for payment, damages or performance may be brought or prosecuted against Guarantors, whether or not an action is brought against Borrowers or to realize upon the security for the Liabilities and/or Obligations and whether or not Borrowers are joined in any such action or actions, and whether or not notice is given or demand is made upon the Borrowers.

Bank shall not be required to proceed first against any Borrower, or any other person, firm or corporation, whether primarily or secondarily liable, or against any Collateral held by it, before resorting to Guarantors for payment, and Guarantors shall not be entitled to assert as a defense to the enforceability of the Guaranty any defense of any Borrower with respect to any Liabilities or Obligations.

2. PARAGRAPH HEADINGS AND GOVERNING LAW. Guarantors agree that the paragraph headings in this Guaranty are for convenience only and that they will not limit any of the provisions of this Guaranty. Guarantors further agree that this Guaranty shall be governed by and construed in accordance with the laws of the State of Texas and applicable United States federal law. Guarantors further agree that this Guaranty shall be deemed to have been made in the State of Texas at Bank's address indicated herein, and shall be governed by, and construed in accordance with, the laws of the State of Texas, or the United States courts located within the State of Texas, and is performable in Dallas, Dallas County, Texas.

3.  DEFINITIONS.

      A. "Liability" or "Liabilities" as used herein shall include without limitation, all liabilities, overdrafts, indebtedness, and obligations of Borrowers to Bank, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now or hereafter existing, or held or to be held by the Bank for its own account or as agent for another or others, whether created directly, indirectly, or acquired by assignment or otherwise, including but not limited to all extensions or renewals thereof, and all sums payable under or by virtue thereof, including without limitation, all amounts of principal and interest, all expenses (including attorney's fees and cost of collection as specified) incurred in the collection thereof or the enforcement of rights thereunder or in enforcing this Guaranty (including without limitation, any liability arising from failure to comply with state or federal laws, rules and regulations concerning the control of hazardous wastes or substances at or with respect to any real estate securing any loan guaranteed hereby), whether arising in the ordinary course of business or otherwise, and whether held or to be held by Bank for its own account or as agent for another or others. If Borrowers are a partnership, corporation or other entity the term "Liability" or "Liabilities" as used herein shall include all Liabilities to Bank of any successor entity or entities.

      B. "Guarantor" as used herein shall mean Guarantors or any one or more of them. Anyone executing this Guaranty shall be bound by the terms hereof without regard to execution by anyone else. This Guaranty is binding upon Guarantors, their executors, administrators, successors or assigns, and shall inure to the benefit of Bank, its successors, endorsees or assigns.

"Guarantors" as used in this instrument shall be construed as singular or plural to correspond with the number of persons executing this instrument as a Guarantor. The pronouns used in this Agreement are in the masculine gender but shall be construed as female or neuter as an occasion may require.

      C. "Collateral" means the property subject to a security interest, and includes accounts and chattel paper which have been sold, including but not limited to all additions and accessions thereto, all replacements or substitutes therefor, and all immediate and remote proceeds of the sale or other disposition thereof.

                     AMENDED AND RESTATED CONTINUING AND UNCONDITIONAL GUARANTY

4. WAIVERS BY GUARANTORS. Each Guarantor waives notice of acceptance of this Guaranty, notice of any Liability or Obligations to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any Liabilities, waiver of notice of intent to accelerate, waiver of notice of acceleration and notice of any suit or the taking of other action by Bank against any Borrower, any Guarantor, or any other person and any other notice to any party liable thereon (including such Guarantor) and any applicable statute of limitations.

Until the indefeasible payment of all Liabilities and Obligations, each Guarantor also hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against each Borrower that arises hereunder and/or from the performance by any Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Bank against any Borrower or any security which the Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

Each Guarantor hereby agrees to waive the benefits of any provision of law requiring that the Bank exhaust any right or remedy, or take any action, against any Borrower, any Guarantor, any other person and/or property including but not limited to the provisions of the Texas Civil Practice and Remedies Code ss. 17.001, Texas Rules of Civil Procedure Rule 31 and the Texas Business and Commerce Code ss. 34.03, as amended, or otherwise.

Bank may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to any Guarantor (except as required by law), without incurring responsibility to any Guarantor, without impairing, releasing, or otherwise affecting the obligations of any Guarantor, in whole or in part, and without the endorsement or execution by any Guarantor of any additional consent, waiver or guaranty: (a) change the manner, place or terms of payment; (b) change or extend the time of or renew or alter, any Liability or Obligation or installment thereof, or any security therefor; (c) loan additional monies or extend additional credit to any Borrower, with or without security, thereby creating new Liabilities or Obligations the payment or performance of which shall be guaranteed hereunder, and the Guaranty herein made shall apply to the Liabilities and Obligations as so changed, extended, surrendered, realized upon or otherwise altered; (d) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Liabilities or Obligations and any offset there against; (e) exercise or refrain from exercising any rights against any Borrower or others (including any Guarantor) or act or refrain from acting in any other manner; (f) settle or compromise any Liability or Obligation or any security therefor and subordinate the payment of all or any part thereof to the payment of any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; (g) release or compromise any liability of any Guarantor hereunder or any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; or (h) apply any sums from any sources to any Liability without regard to any Liabilities remaining unpaid.

5. CREDIT AGREEMENT. Each Guarantor agrees that certain representations set forth in the Credit Agreement (defined below) are applicable to it and that certain covenants set forth in the Credit Agreement are binding upon it.

6. WAIVERS BY BANK. No delay on the part of Bank in exercising any of its options, powers or rights, or any partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Guarantors to Bank in any other respect at any other time.

7. TERMINATION. This Guaranty shall continue until written notice of revocation signed by each respective Guarantor or until written notice of the death of such Guarantor shall actually have been received by Bank, notwithstanding change in name, location, composition or structure of, or the dissolution, termination or increase, decrease or change in personnel, owners or partners of any Borrower, or any one or more of Guarantors, provided, however, that no notice of revocation or termination hereof shall affect in any manner rights arising under this Guaranty with respect to Liabilities or Obligations that shall have been created, contracted, assumed or incurred prior to receipt of such written notice pursuant to any agreement entered into by Bank prior to receipt of such notice, and the sole effect of such notice of revocation or termination hereof shall be to exclude from this Guaranty, Liabilities or Obligations thereafter arising that are unconnected with Liabilities or Obligations theretofore arising or transactions entered into theretofore.

8. PARTIAL INVALIDITY AND/OR ENFORCEABILITY OF GUARANTY. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document as it may apply to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

In the event Bank is required to relinquish or return the payments, the Collateral or the proceeds thereof, in whole or in part, which had been previously applied to or retained for application against any Liability, by reason of a proceeding arising under the Bankruptcy Code, or for any other reason, this Guaranty shall automatically continue to be effective notwithstanding any previous cancellation or release effected by the Bank.

9. OBLIGATIONS OF GUARANTORS. In the event that any Borrower fails to perform any of the Obligations or pay any of the Liabilities, Guarantors shall upon demand by Bank, promptly and with due diligence pay all Liabilities and perform and satisfy for the benefit of Bank all Obligations.

10. FINANCIAL AND OTHER INFORMATION. Each Guarantor has made an independent investigation of the financial condition and affairs of Borrowers prior to entering into this Guaranty, and such Guarantor has made and will continue to make an independent appraisal of the creditworthiness of Borrowers; and in entering into this Guaranty such Guarantor has not relied upon any representation of the Bank as to the financial condition, operation or creditworthiness of Borrowers. Each Guarantor further agrees that the Bank shall have no duty or responsibility now or hereafter to make any investigation or appraisal of any Borrower on behalf of such Guarantor or to provide such Guarantor with any credit or other information which may come to its attention now or hereafter.

11. NOTICES. All notices required or permitted to be given to Bank herein shall be sent by registered or certified mail, return receipt requested to the Bank at the address shown in the preamble to this agreement. Each Guarantor agrees that all notices required or permitted to be given to such Guarantor shall be sent by first class mail, postage prepaid United States mail. The parties agree that the notice shall be considered received by a Guarantor five (5) days after being placed in the United States mail.

12. EVENTS OF DEFAULT. An "event of default" shall exist if an Event of Default (as defined in the Amended and Restated Revolving Credit Agreement (as modified, amended, renewed, extended, and restated from time to time, the "CREDIT AGREEMENT") dated of even date herewith, executed by Borrowers and

          AMENDED AND RESTATED CONTINUING AND UNCONDITIONAL GUARANTY d-601468.2

Bank, and all modifications, amendments, and restatements thereof) shall occur and be continuing.

13. REMEDIES. Upon the occurrence of any event of default hereunder, Bank shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law, and without limiting the generality of the foregoing, Bank may, at its option and without notice of demand: (a) declare any Liability accelerated and due and payable at once; and (b) take possession of any Collateral wherever located, and sell, resell, assign, transfer and deliver all or any part of said Collateral of any Borrower or any Guarantor at any public or private sale or otherwise dispose of any or all of the Collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Bank may impose reasonable conditions upon any such sale. Bank, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said Collateral to be sold, free from and discharged of all trusts, claims, rights or redemption and equities of Borrowers or Guarantors whatsoever; each Guarantor acknowledges and agrees that the sale of any Collateral through any nationally recognized broker-dealer, investment banker or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided herein; and (c) set-off against any or all liabilities of any Guarantor all money owed by Bank in any capacity to such Guarantor whether or not due, and also set-off against all other Liabilities of any Borrower or any Guarantor to Bank all money owed by Bank in any capacity to any Borrower or any Guarantor, and if exercised by Bank, Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

14. ATTORNEY FEES, COST AND EXPENSES. Guarantors shall pay all costs of collection and reasonable attorneys' fees, including reasonable attorney's fees in connection with any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or otherwise, incurred or paid by Bank in enforcing the payment of any Liability or enforcing or preserving any right or interest of Bank hereunder, including the collection, preservation, sale or delivery of any Collateral from time to time pledged to Bank, and after deducting such fees, costs and expenses from the proceeds of sale or collection, Bank may apply any residue to pay any of the Liabilities and Guarantors shall continue to be liable for any deficiency with interest at the rate specified in any instrument evidencing the Liability or, at the Bank's option, equal to the highest lawful rate, which shall remain a liability.

15. PRESERVATION OF PROPERTY. Bank shall not be bound to take any steps necessary to preserve any rights in any of the property of any Guarantor pledged to Bank to secure any Guarantor's obligations against prior parties who may be liable in connection therewith, and each Guarantor hereby agrees to take any such steps. Bank, nevertheless, at any time, may (a) take any action it deems appropriate for the care or preservation of such property or of any rights of Guarantors or Bank therein, (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property of any Guarantor, (c) compromise and settle with any person liable on such property, or (d) extend the time of payment or otherwise change the terms of the Loan Documents as to any party liable on the Loan Documents, all without notice to, without incurring responsibility to, and without affecting any of the obligations or liabilities of any Guarantor.

16. COLLATERAL. Bank shall have a properly perfected security interest in all of Guarantor's funds on deposit with Bank to secure the balance of any liabilities and/or obligations that Guarantors may now or in the future owe the Bank. Bank is granted a contractual right of set-off and will not be liable for dishonoring checks or withdrawals where the exercise of Bank's contractual right of set-off or security interest results in insufficient funds in Guarantors' accounts. As authorized by law, Guarantors grant to Bank this contractual right of set-off and security interest in all property of Guarantors now or at anytime hereafter in the possession of Bank, including but not limited to any joint account, special account, account by the entireties, tenancy in common, and all dividends and distributions now or hereafter in the possession or control of Bank.

17. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S. D/B/A ENDISPUTE, INC. ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

      A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWERS' DOMICILE AT THE TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

      B. RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO
(I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SET-OFF, OR (B) TO FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. AT BANK'S OPTION, FORECLOSURE UNDER A DEED OF TRUST OR MORTGAGE MAY BE ACCOMPLISHED BY ANY OF THE FOLLOWING: THE EXERCISE OF A POWER OF SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL SALE UNDER THE DEED OF


          AMENDED AND RESTATED CONTINUING AND UNCONDITIONAL GUARANTY d-601468.2

TRUST OR MORTGAGE, OR BY JUDICIAL FORECLOSURE. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

18. NOTICE OF FINAL AGREEMENT. THIS WRITTEN CONTINUING AND UNCONDITIONAL GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

19. AMENDMENT AND RESTATEMENT. This Guaranty is in amendment and restatement of that certain Continuing and Unconditional Guaranty dated February 27, 1998, executed by Guarantors in favor of Bank.

Dated:   February ______, 1999

NATIONSBANK, N.A., a national banking association

By:

RUSSELL P. HARTSFIELD, SENIOR VICE PRESIDENT
Print Name and Title

                        GUARANTORS:

                        ADAMS GOLF, INC., a Delaware corporation

                        By:
                              Name:
                              Title:

                        ADAMS GOLF HOLDING CORP., a Delaware corporation

                        By:
                              Name:
                              Title:

                        ADAMS GOLF GP CORP., a Delaware corporation

                        By:
                              Name:
                              Title:

                        ADAMS GOLF MANAGEMENT CORP., a Delaware corporation

                        By:
                              Name:
                              Title:

                        ADAMS GOLF IP, L.P., a Delaware limited partnership

                        By: ADAMS GOLF GP CORP., a Delaware corporation,
                            General Partner

                        By:
                              Name:
                              Title:

          AMENDED AND RESTATED CONTINUING AND UNCONDITIONAL GUARANTY d-601468.2

                        ADAMS GOLF FOREIGN SALES CORPORATION, a
                        Barbados corporation

                        By:
                              Name:
                              Title:


                        ADAMS GOLF RAC CORP.,a Delaware corporation

                        By:
                              Name:
                              Title:

State of Texas          )
                        )
County of Dallas        )

This instrument was acknowledged before me on February ___, 1999 by _____________________, ________________________ of ADAMS GOLF, INC., a
Delaware corporation, on behalf of said corporation.

(Seal)                                 Notary Public
                                       in and for the State of Texas

My Commission Expires                  Print Name of Notary

State of Texas          )
                        )
County of Dallas        )

This instrument was acknowledged before me on February ___, 1999 by _____________________, ________________________ of ADAMS GOLF HOLDING CORP.,
a Delaware corporation, on behalf of said corporation.

(Seal)                                 Notary Public
                                       in and for the State of Texas

My Commission Expires                  Print Name of Notary

State of Texas          )
                        )
County of Dallas        )

This instrument was acknowledged before me on February ___, 1999 by _____________________, ________________________ of ADAMS GOLF MANAGEMENT
CORP., a Delaware corporation, on behalf of said corporation.

(Seal)                                 Notary Public
                                       in and for the State of Texas


          AMENDED AND RESTATED CONTINUING AND UNCONDITIONAL GUARANTY d-601468.2

My Commission Expires                  Print Name of Notary

State of Texas          )
                        )
County of Dallas        )

This instrument was acknowledged before me on February ___, 1999 by _____________________, ________________________ of ADAMS GOLF GP CORP., a
Delaware corporation, General Partner of ADAMS GOLF IP, L.P., a Delaware limited partnership, on behalf of said partnership.

(Seal)                                 Notary Public
                                       in and for the State of Texas

My Commission Expires                  Print Name of Notary

State of Texas          )
                        )
County of Dallas        )

This instrument was acknowledged before me on February ___, 1999 by _____________________, ________________________ of ADAMS GOLF FOREIGN SALES
CORPORATION., a Barbados corporation, on behalf of said corporation.

(Seal)                                 Notary Public
                                       in and for the State of Texas

My Commission Expires                  Print Name of Notary

State of Texas          )
                        )
County of Dallas        )

This instrument was acknowledged before me on February ___, 1999 by _____________________, ________________________ of ADAMS GOLF RAC CORP., a
Delaware corporation, on behalf of said corporation.

(Seal)                                 Notary Public
                                       in and for the State of Texas

My Commission Expires                  Print Name of Notary